UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007— January 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Premier Income Trust

1|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Premier Income
Trust

1|31|08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	22
Financial statements	23
Shareholder meeting results	91

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In early 2008, financial markets face clear challenges. What began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a significant tightening of credit conditions. Forecasts for global growth have been reduced as a result, and markets have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the chance of a recession this year. Fortunately, policymakers have taken action to stimulate growth: The Federal Reserve Board cut interest rates, and federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan.

As investors, it is natural to feel discouraged by disappointing short-term results. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the growth and corporate earnings that investors expect.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel that this makes the information more readable and accessible, and we hope you think so as well.

Lastly, we note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Premier Income Trust: Seeking broad
diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since the fund’s launch. New sectors such as mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s original investment focus has been enhanced to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies what it considers to be compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Balancing risk and return across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of bonds from across the credit quality spectrum.

Performance snapshot

Putnam Premier
Income Trust

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Bill, thank you for taking the time today to talk about Premier Income Trust’s most recent semiannual period. How did the fund perform?

The past six months represented the most volatile period for fixed-income credits that I’ve experienced during my 20 years as a money manager. Despite this challenge, the fund produced positive performance for the period. Because of the multiple problems affecting the credit markets over the past six months —subprime mortgage defaults, a “credit crunch” throughout the global financial system, spiking yields for money market instruments, a weakening U.S. housing market, and heightened recession fears —the “flight-to-quality” trade into Treasury securities dominated the marketplace. Many investors abandoned even the highest-quality credit instruments, especially mortgages. That is why, despite our cautious stance on duration (a measure of a portfolio’s interest-rate risk) and credit risk, the fund significantly underperformed its benchmark, which

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16.

contains only government securities. The fund also underperformed its small peer group of closed-end funds.

Let’s talk about some of the major events that took place during the period within the fixed-income marketplace.

The months of August, November, and January were particularly difficult. Events during those months added up to a significant “liquidity scare” in the credit markets. In August, we received economic data that seemed to indicate that the housing market would be slowing significantly. This prompted fears of more fallout from defaulting subprime mortgages throughout the economy and the financial markets. Also, merger-and-acquisition (M&A) activity had significantly slowed by then, and big banks that had garnered easy profits from making billions of dollars in “bridge loans” to finance large leveraged buyouts (LBOs) in the M&A market now found themselves with a large volume of nonperforming loans. LBO-related bond issues —which normally would have refunded those loans and provided the banks with substantial profits — had all but dried up.

Early in the fall of 2007, the markets settled down and yields began to stabilize. In November, however, we had another wave of weak housing statistics and more problems in the bank loan market. Then, a new issue emerged within the money markets, as certain

Top holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets, and are net of TBA sales positions outstanding, that each represented as of 1/31/08. Holdings will vary over time.

HOLDING	COUPON (%) and
(percent of fund’s net assets)	MATURITY DATE

Securitized sector

Federal National Mortgage Association Pass-Through Certificates (17.8%)	5.5%, 2038
Federal National Mortgage Association Pass-Through Certificates (7.6%)	5.0%, 2038
Credit Suisse Mortgage Capital Certificates (2.0%)	5.69%, 2040

Credit sector

Echostar DBS Corp. (0.4%)	6.625%, 2014
Ford Motor Credit Co., LLC (0.4%)	9.75%, 2010
Kinder Morgan, Inc. (0.4%)	6.5%, 2012

Government sector

Japan (Government of) CPI Linked Bonds (6.8%)	1.0%, 2016
U.S. Treasury Bonds (5.5%)	6.25%, 2030
U.S. Treasury Bonds (3.2%)	7.5%, 2016

structured investment vehicles (SIVs), which provide funds for mortgages, credit cards, and student loans, began to feel the credit crunch. Although none were held in the fund’s portfolio, the SIV crisis affected the market for all fixed-income securities. As rates for commercial paper spiked, short-term investors began to fear that some SIVs would become insolvent, and a great deal of market liquidity froze, affecting the wider credit markets. In addition, fixed-income markets endured year-end 2007 selling pressure as corporations and financial institutions attempted to clean up their balance sheets by divesting themselves of what they perceived to be weaker credits.

For some time, the consumer has been the bulwark of the U.S. economy, but in January the markets faced the additional challenge of weaker consumer spending, and the unemployment figure was the highest we had seen for many years. Also, service sector data pointed to a much weaker economy. The market was now affected by a widespread concern that U.S. growth might be in decline, and that global growth might also be significantly affected.

What response did the tightening liquidity squeeze and economic slowdown prompt from the government?

Initially, the Federal Reserve (“the Fed”) took a cautious approach because of its ongoing inflation concerns, using some nontraditional methods to boost liquidity in the financial markets.

Comparison of top sector weightings*

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets, and are net of TBA sales positions outstanding. Holdings will vary over time.

*May include exposure to derivative investments.

The European Central Bank also sought to reassure investors by providing significant amounts of cash to money markets. Eventually, the extreme pressure on global liquidity forced the Fed to act decisively, and it cut the federal funds rate by a total of 2.25% over five FOMC meetings between September 2007 and January 2008. Congress has approved a large fiscal stimulus package to try to bolster consumer spending. Another potential positive is the weaker U.S. dollar, which should continue to bolster exports.

The fund employs a number of strategies to generate returns. Which strategies helped performance during the period?

The strategy that helped performance most and enabled us to generate a positive return for the fund in a difficult environment was the fund’s “steepener” strategy, in which we overweight shorter-term securities and underweight longer-term issues. This strategy is based on our view that the yield curve will steepen as global central banks continue to cut short-term rates and longer-term rates trend higher on inflation concerns. Also, the fund’s non-U.S.-dollar positions in Europe, Japan, Canada, and Australia contributed significantly, based in part on the weaker dollar.

Which strategies detracted from the fund’s returns?

When interest rates declined at certain points during the period, our conservative duration position prevented the fund from performing as well as some competitors. But the biggest detractors came from the fund’s positions within credit instruments, particularly high-yield bonds and AAA-rated securitized mortgages. Our high-yield position, although much smaller than in previous years, nevertheless hurt performance because of the credit squeeze and recession fears affecting that market. And although we have confidence in the high-quality mortgage security positions held by the fund, the entire market has been hurt in the short run by the subprime issue.

Bill, given all of the uncertainty that you’ve just outlined, what is your outlook for the economy? And what areas within the fund’s investment universe do you plan to emphasize going forward?

Thanks to the number of measures the government is taking to prevent a sustained and deep recession, we think one of the biggest risks is, in fact, that the economy will not be as slow in six months as many are now predicting. With a great flood of economic stimulus entering the pipeline, one significant risk is that we could see markedly higher inflation for a sustained period. That is one reason we are maintaining the fund’s “steepener” strategy, and we will also continue to invest in “inflation-linked” securities that benefit from inflation increases. We also see attractive value within many high-quality mortgage and mortgage-backed securities and are investing in these areas with a two- to five-year horizon in mind. This shift from government bonds to securitized instruments can be seen in the chart on page 9. Overall, we plan to continue to diversify the portfolio across a broad range of fixed-income sectors and securities.

Thanks again, Bill, for sharing your insight and time with us.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV.

I N V E S T M E N T   I N S I G H T

The credit crunch that has rocked the financial system over the past six months has had an enormously negative impact on bank lending. The challenges investors have experienced with pricing collateralized debt obligations, structured investment vehicles (SIVs), and bank loan securities have combined to make the balance sheets of major banks vulnerable, forcing many to curtail their lending operations. Although large corporations still have access to needed funds through banks and the capital markets, small and midsize businesses will probably face a credit squeeze for a significant time period. Many market watchers believe that this phenomenon should take 6 to 18 months to be completely resolved, and could hinder economic activity over that period.

Of special interest

We are pleased to report that effective January 2008, your fund’s dividend was increased from $0.0300 to $0.0330 per share. This dividend increase was possible due to the higher yield premium offered in bonds from all sectors outside of Treasury bonds, and our increased exposure to these areas.

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Total return and comparative index results

For periods ended 1/31/08

			Lehman	Lipper Flexible
			Government	Income Funds
		Market	Bond	(closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 2/29/88)	7.99%	7.04%	7.32%	7.05%

10 years	74.84	60.92	79.33	60.77
Annual average	5.75	4.87	6.01	4.82

5 years	50.97	34.21	25.49	51.35
Annual average	8.59	6.06	4.65	8.51

3 years	15.49	14.13	17.44	15.02
Annual average	4.92	4.50	5.51	4.76

1 year	3.30	3.35	11.40	3.04

6 months	1.49	4.60	8.50	2.60

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/08, there were 7, 7, 7, 6, 6, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 1/31/08

Distributions

Number	6

Income	$0.183

Capital gains	—

Total	$0.183

Share value:	NAV	Market price

7/31/07	$7.10	$6.21

1/31/08	7.00	6.31

Current yield (end of period)

Current dividend rate*	5.66%	6.28%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms. * Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	8.13%	6.95%

10 years	79.97	60.67
Annual average	6.05	4.86

5 years	56.59	41.16
Annual average	9.38	7.14

3 years	18.20	13.39
Annual average	5.73	4.28

1 year	5.14	1.95

6 months	2.74	–3.35

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader, and Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investors Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2008, and January 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/07.

Trustee and Putnam employee fund ownership

As of January 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$55,000	$ 90,000,000

Putnam employees	$ 6,000	$669,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Master Intermediate Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Master Intermediate Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust and Putnam American Government Income Fund, and a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, and Putnam Master Intermediate Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth and Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Floating Rate Income Fund, and a Portfolio Member of Putnam Diversified Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended January 31, 2008, Michael Atkin became a Portfolio Member of your fund, and Portfolio Member Jeffrey Kaufman left your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

38th	38th	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 7, 7 and 7 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five-, and ten-year periods ended December 31, 2007, were 38%, 43%, and 29%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 3rd out of 7, 3rd out of 6, and 2nd out of 6 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investors Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (53.6%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from July 20, 2037
to November 20, 2037	$6,043,934	$6,280,025

U.S. Government Agency Mortgage Obligations (53.0%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from September 1, 2021 to October 1, 2021	835,386	863,482
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, January 1, 2030	55,516	60,856
6 1/2s, with due dates from September 1, 2036
to November 1, 2037	1,863,817	1,935,166
6 1/2s, April 1, 2016	39,869	41,749
6 1/2s, TBA, March 1, 2038	1,000,000	1,035,703
6 1/2s, TBA, February 1, 2038	1,000,000	1,037,266
6s, July 1, 2021	5,711,930	5,909,394
5 1/2s, with due dates from April 1, 2037
to December 1, 2037	6,372,322	6,459,194
5 1/2s, with due dates from December 1, 2011
to August 1, 2021	2,336,412	2,396,384
5 1/2s, TBA, March 1, 2038	189,000,000	191,096,728
5 1/2s, TBA, February 1, 2038	189,000,000	191,436,323
5s, July 1, 2021	190,166	192,818
5s, TBA, March 1, 2038	82,000,000	81,455,471
5s, TBA, February 1, 2038	82,000,000	81,602,808
4 1/2s, with due dates from August 1, 2033 to June 1, 2034	5,275,435	5,122,644
		570,645,986

Total U.S. government and agency mortgage obligations (cost $574,559,001)		$576,926,011

U.S. TREASURY OBLIGATIONS (11.2%)*

	Principal amount	Value

U.S. Treasury Bonds
7 1/2s, November 15, 2016	$27,040,000	$34,900,612
6 1/4s, May 15, 2030	46,303,000	58,710,759
U.S. Treasury Inflation Index Notes 2 3/8s, January 15, 2017	8,128,692	8,916,794
U.S. Treasury Notes
4 1/4s, August 15, 2013	4,883,000	5,211,458
4s, November 15, 2012	3,000	3,166
U.S. Treasury Strip zero %, November 15, 2024	28,450,000	13,360,937

Total U.S. treasury obligations (cost $108,163,190)		$121,103,726

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)*

		Principal amount	Value

Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 5.876s, 2036		$117,000	$10,302
Banc of America Commercial Mortgage, Inc.
Ser. 07-5, Class XW, IO (Interest only), 7 1/4s, 2051		219,190,737	6,066,761
FRB Ser. 07-3, Class A3, 5.838s, 2049		343,000	352,498
Ser. 07-2, Class A2, 5.634s, 2049 (F)		977,000	989,193
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		318,946	297,275
Ser. 01-1, Class K, 6 1/8s, 2036		718,000	572,685
Banc of America Funding Corp. Ser. 07-4, Class 4A2,
IO, 5 1/2s, 2034		5,007,289	942,291
Banc of America Large Loan 144A FRB Ser. 05-MIB1,
Class K, 6.236s, 2022		1,187,000	1,151,243
Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		2,854,935	410,825
Ser. 07-1, Class S, IO, 1.211s, 2037		7,964,426	855,379
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.449s, 2032		481,000	511,924
Ser. 07-PW17, Class A3, 5.736s, 2050		4,243,000	4,125,384
Bear Stearns Commercial Mortgage Securities, Inc.
144A Ser. 07-PW18, Class X1, IO, 0.065s, 2050		121,664,966	1,105,764
Broadgate Financing PLC sec. FRB Ser. D, 6.626s,
2023 (United Kingdom)	GBP	800,125	1,386,550
Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 3.274s, 2037		$3,729,678	254,991
Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A4, 5.658s, 2048		217,000	222,675
Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 07-CD5, Class XS, IO, 0.062s, 2044		71,429,344	711,508
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
IO, 0.969s, 2017		1,510,069	60,226
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 05-F10A, Class A1, 4.336s, 2017		496,801	496,165
Countrywide Home Loans Ser. 05-2, Class 2X, IO,
1.16s, 2035		6,245,703	146,042
Countrywide Home Loans 144A IFB Ser. 05-R1,
Class 1AS, IO, 1.236s, 2035		6,070,931	451,477
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.005s, 2039		1,632,000	1,651,682
Ser. 07-C5, Class A3, 5.694s, 2040		21,660,000	21,230,742
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 4.176s, 2017		167,000	157,142
FRB Ser. 06-A, Class C, 3.976s, 2017		495,000	469,663
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033		3,957,000	3,963,727
CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		3,176,400	3,408,291
FRB Ser. 05-TFLA, Class L, 6.086s, 2020		1,356,000	1,308,540
Ser. 98-C1, Class F, 6s, 2040		1,880,000	1,540,318
FRB Ser. 05-TFLA, Class K, 5.536s, 2020		758,000	735,260
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	345,500

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)* continued

		Principal amount	Value

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.559s, 2031		$17,255,147	$484,627
DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	506,071
DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031		1,771,365	1,484,067
European Loan Conduit 144A FRB Ser. 22A, Class D,
6.428s, 2014 (Ireland)	GBP	995,000	1,755,138
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 6.434s, 2014 (United Kingdom)	GBP	553,762	933,950
Fannie Mae
IFB Ser. 06-70, Class SM, 26.127s, 2036		$477,426	630,045
IFB Ser. 06-62, Class PS, 19.643s, 2036		1,359,946	1,844,666
IFB Ser. 06-76, Class QB, 19.343s, 2036		3,396,631	4,623,519
IFB Ser. 06-63, Class SP, 19.043s, 2036		3,707,204	4,981,089
IFB Ser. 07-W7, Class 1A4, 18.923s, 2037		1,159,580	1,535,575
IFB Ser. 06-104, Class GS, 17.116s, 2036		705,263	919,554
IFB Ser. 06-60, Class TK, 15.095s, 2036		1,042,049	1,296,352
IFB Ser. 05-74, Class CP, 12.37s, 2035		978,521	1,191,117
IFB Ser. 05-115, Class NQ, 12.277s, 2036		556,925	651,553
IFB Ser. 06-27, Class SP, 12.187s, 2036		1,553,000	1,884,558
IFB Ser. 06-8, Class HP, 12.187s, 2036		1,644,812	1,996,663
IFB Ser. 06-8, Class WK, 12.187s, 2036		2,617,395	3,149,915
IFB Ser. 05-106, Class US, 12.187s, 2035		2,372,759	2,888,947
IFB Ser. 05-99, Class SA, 12.187s, 2035		1,157,612	1,362,730
IFB Ser. 06-60, Class CS, 11.71s, 2036		1,690,032	1,928,557
IFB Ser. 06-62, Class NS, 11.659s, 2036		484,260	498,788
IFB Ser. 05-74, Class CS, 10.735s, 2035		1,115,544	1,296,334
IFB Ser. 05-114, Class SP, 10.295s, 2036		697,009	770,131
IFB Ser. 05-95, Class OP, 9.927s, 2035		686,029	768,400
IFB Ser. 05-95, Class CP, 9.848s, 2035		175,378	201,139
IFB Ser. 05-83, Class QP, 8.616s, 2034		394,488	426,174
Ser. 04-T2, Class 1A4, 7 1/2s, 2043		516,649	566,490
Ser. 02-T19, Class A3, 7 1/2s, 2042		433,749	476,558
Ser. 02-14, Class A2, 7 1/2s, 2042		2,989	3,229
Ser. 01-T10, Class A2, 7 1/2s, 2041		411,841	446,215
Ser. 02-T4, Class A3, 7 1/2s, 2041		1,741	1,873
Ser. 01-T3, Class A1, 7 1/2s, 2040		269,160	289,623
Ser. 01-T1, Class A1, 7 1/2s, 2040		819,200	891,604
Ser. 99-T2, Class A1, 7 1/2s, 2039		326,267	360,998
Ser. 00-T6, Class A1, 7 1/2s, 2030		158,844	169,823
Ser. 01-T4, Class A1, 7 1/2s, 2028		773,567	852,361
Ser. 04-W12, Class 1A3, 7s, 2044		676,266	734,947
Ser. 01-T10, Class A1, 7s, 2041		1,648,107	1,758,949
Ser. 380, Class 2, IO, 6 1/2s, 2037 ##		12,952,069	2,225,387
Ser. 371, Class 2, IO, 6 1/2s, 2036		31,274,884	5,763,470
IFB Ser. 07-W6, Class 6A2, IO, 4.424s, 2037		2,434,050	287,682
IFB Ser. 06-90, Class SE, IO, 4.424s, 2036		4,308,644	594,236
IFB Ser. 03-66, Class SA, IO, 4.274s, 2033		1,927,210	210,071
IFB Ser. 07-W6, Class 5A2, IO, 3.914s, 2037		3,229,451	364,599

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-W2, Class 3A2, IO, 3.904s, 2037	$3,154,319	$342,841
IFB Ser. 06-115, Class BI, IO, 3.884s, 2036	2,786,261	231,253
IFB Ser. 05-113, Class AI, IO, 3.854s, 2036	1,403,427	165,999
IFB Ser. 05-113, Class DI, IO, 3.854s, 2036	1,284,600	123,403
IFB Ser. 06-60, Class SI, IO, 3.774s, 2036	3,122,485	359,860
IFB Ser. 06-60, Class UI, IO, 3.774s, 2036	1,273,716	151,949
IFB Ser. 07-W7, Class 3A2, IO, 3.754s, 2037	3,755,618	386,994
IFB Ser. 06-74, Class SN, IO, 3.724s, 2036	2,754,723	186,490
IFB Ser. 06-60, Class DI, IO, 3.694s, 2035	4,015,740	356,336
IFB Ser. 07-54, Class CI, IO, 3.384s, 2037	2,535,141	261,645
IFB Ser. 07-39, Class PI, IO, 3.384s, 2037	1,993,101	196,455
IFB Ser. 07-30, Class WI, IO, 3.384s, 2037	11,780,326	1,054,912
IFB Ser. 07-22, Class S, IO, 3.374s, 2037	17,688,790	1,694,998
IFB Ser. 06-128, Class SH, IO, 3.374s, 2037	2,147,226	199,485
IFB Ser. 06-56, Class SM, IO, 3.374s, 2036	2,937,521	283,635
IFB Ser. 06-12, Class SD, IO, 3.374s, 2035	7,458,731	872,043
IFB Ser. 07-W5, Class 2A2, IO, 3.364s, 2037	987,961	89,906
IFB Ser. 07-30, Class IE, IO, 3.364s, 2037	5,750,455	688,076
IFB Ser. 06-123, Class CI, IO, 3.364s, 2037	4,508,362	447,304
IFB Ser. 06-123, Class UI, IO, 3.364s, 2037	2,123,506	210,342
IFB Ser. 07-15, Class BI, IO, 3.324s, 2037	3,544,456	355,255
IFB Ser. 06-16, Class SM, IO, 3.324s, 2036	2,333,722	243,542
IFB Ser. 05-95, Class CI, IO, 3.324s, 2035	2,529,794	271,692
IFB Ser. 05-84, Class SG, IO, 3.324s, 2035	4,207,075	454,226
IFB Ser. 05-57, Class NI, IO, 3.324s, 2035	1,103,091	113,325
IFB Ser. 05-104, Class NI, IO, 3.324s, 2035	2,908,151	320,328
IFB Ser. 05-83, Class QI, IO, 3.314s, 2035	673,109	78,388
IFB Ser. 06-128, Class GS, IO, 3.304s, 2037	2,873,430	290,663
IFB Ser. 05-83, Class SL, IO, 3.294s, 2035	7,241,460	618,816
IFB Ser. 06-114, Class IS, IO, 3.274s, 2036	2,448,963	216,426
IFB Ser. 06-115, Class IE, IO, 3.264s, 2036	1,879,073	209,699
IFB Ser. 06-117, Class SA, IO, 3.264s, 2036	2,854,016	254,157
IFB Ser. 06-109, Class SH, IO, 3.244s, 2036	2,244,215	259,598
IFB Ser. 07-W6, Class 4A2, IO, 3.224s, 2037	13,057,620	1,211,605
IFB Ser. 06-128, Class SC, IO, 3.224s, 2037	2,408,317	220,753
IFB Ser. 06-8, Class JH, IO, 3.224s, 2036	8,545,066	907,489
IFB Ser. 05-122, Class SG, IO, 3.224s, 2035	2,354,780	254,482
IFB Ser. 05-95, Class OI, IO, 3.214s, 2035	376,398	45,883
IFB Ser. 06-92, Class LI, IO, 3.204s, 2036	2,766,591	254,595
IFB Ser. 06-99, Class AS, IO, 3.204s, 2036	361,202	34,172
IFB Ser. 06-98, Class SQ, IO, 3.194s, 2036	12,645,350	1,152,114
IFB Ser. 06-85, Class TS, IO, 3.184s, 2036	4,798,851	419,694
IFB Ser. 07-75, Class PI, IO, 3.164s, 2037	2,995,288	274,251
IFB Ser. 07-90, Class S, IO, 3.134s, 2037	4,794,347	277,284
IFB Ser. 07-103, Class AI, IO, 3.124s, 2037	12,738,228	1,137,724
IFB Ser. 07-15, Class NI, IO, 3.124s, 2022	4,758,271	380,921
IFB Ser. 07-109, Class XI, IO, 3.074s, 2037	1,783,386	166,734
IFB Ser. 07-109, Class YI, IO, 3.074s, 2037	2,922,997	252,468
IFB Ser. 07-W8, Class 2A2, IO, 3.074s, 2037	4,707,065	438,961

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class KI, IO, 3.064s, 2037	$1,516,147	$131,098
IFB Ser. 07-30, Class JS, IO, 3.064s, 2037	5,007,040	459,943
IFB Ser. 07-30, Class LI, IO, 3.064s, 2037	3,624,263	336,949
IFB Ser. 07-W2, Class 1A2, IO, 3.054s, 2037	2,077,035	177,719
IFB Ser. 07-106, Class SN, IO, 3.034s, 2037	2,929,679	236,205
IFB Ser. 07-54, Class IA, IO, 3.034s, 2037	2,636,007	242,610
IFB Ser. 07-54, Class IB, IO, 3.034s, 2037	2,636,007	242,610
IFB Ser. 07-54, Class IC, IO, 3.034s, 2037	2,636,007	242,610
IFB Ser. 07-54, Class ID, IO, 3.034s, 2037	2,636,007	242,610
IFB Ser. 07-54, Class IE, IO, 3.034s, 2037	2,636,007	242,610
IFB Ser. 07-54, Class IF, IO, 3.034s, 2037	3,921,589	360,931
IFB Ser. 07-54, Class UI, IO, 3.034s, 2037	3,863,625	385,947
IFB Ser. 07-91, Class AS, IO, 3.024s, 2037	1,962,306	166,024
IFB Ser. 07-91, Class HS, IO, 3.024s, 2037	2,089,573	185,004
IFB Ser. 07-15, Class CI, IO, 3.004s, 2037	8,328,925	755,093
IFB Ser. 06-123, Class BI, IO, 3.004s, 2037	10,952,667	953,716
IFB Ser. 06-115, Class JI, IO, 3.004s, 2036	6,071,620	547,181
IFB Ser. 06-123, Class LI, IO, 2.944s, 2037	4,057,526	346,092
IFB Ser. 07-39, Class AI, IO, 2.744s, 2037	4,494,622	358,535
IFB Ser. 07-32, Class SD, IO, 2.734s, 2037	3,130,422	254,080
IFB Ser. 07-30, Class UI, IO, 2.724s, 2037	2,557,318	218,734
IFB Ser. 07-32, Class SC, IO, 2.724s, 2037	4,142,144	341,317
IFB Ser. 07-1, Class CI, IO, 2.724s, 2037	2,998,335	247,550
IFB Ser. 05-74, Class SE, IO, 2.724s, 2035	5,785,846	409,645
IFB Ser. 07-75, Class ID, IO, 2.494s, 2037	3,147,811	252,180
Ser. 08-10, Class CI, 2.28s, 2038 ##	14,243,000	870,148
IFB Ser. 08-1, Class NI, IO, 2 1/4s, 2037	5,454,000	388,559
FRB Ser. 03-W17, Class 12, IO, 1.151s, 2033	4,371,064	153,437
Ser. 03-W10, Class 3A, IO, 0.797s, 2043	7,346,444	105,812
Ser. 03-W10, Class 1A, IO, 0.767s, 2043	6,107,640	74,933
Ser. 00-T6, IO, 0.761s, 2030	6,739,472	103,669
Ser. 02-T18, IO, 0.514s, 2042	11,950,394	167,692
Ser. 06-84, Class OP, PO (Principal only), zero %, 2036	37,252	37,087
Ser. 372, Class 1, PO, zero %, 2036	9,122,236	7,804,364
Ser. 06-56, Class XF, zero %, 2036	157,564	157,094
Ser. 04-38, Class AO, PO, zero %, 2034	931,943	706,083
Ser. 04-61, Class CO, PO, zero %, 2031	894,010	803,492
Ser. 99-51, Class N, PO, zero %, 2029	119,015	102,372
Ser. 07-31, Class TS, IO, zero %, 2009	6,601,168	216,096
Ser. 07-15, Class IM, IO, zero %, 2009	2,553,955	76,316
Ser. 07-16, Class TS, IO, zero %, 2009	10,444,508	275,507
Federal Home Loan Mortgage Corp. Structured Pass
Through Securities IFB Ser. T-56, Class 2ASI, IO, 4.724s, 2043	1,481,021	179,574
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	9,201	10,038
Ser. T-60, Class 1A2, 7s, 2044	3,048,888	3,311,132
Ser. T-57, Class 1AX, IO, 0.45s, 2043	3,831,866	46,701
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X,
IO, 1.341s, 2020	9,977,034	528,703

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)* continued

	Principal amount	Value

First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 8s, 2039	$947,003	$948,423
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	891,000	659,660
First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	1,219,000	1,334,698
Freddie Mac
IFB Ser. 3182, Class PS, 11.655s, 2032	381,678	495,291
IFB Ser. 3081, Class DC, 10.097s, 2035	938,562	1,152,481
IFB Ser. 3114, Class GK, 9.455s, 2036	648,839	792,170
IFB Ser. 2979, Class AS, 8.74s, 2034	418,491	480,619
IFB Ser. 3149, Class SU, 8.013s, 2036	803,476	886,774
IFB Ser. 3065, Class DC, 7.151s, 2035	1,503,509	1,666,067
IFB Ser. 3184, Class SP, IO, 3.114s, 2033	3,990,601	422,118
IFB Ser. 3203, Class SH, IO, 2.904s, 2036	2,272,730	268,130
IFB Ser. 2828, Class TI, IO, 2.814s, 2030	1,325,264	134,300
IFB Ser. 3297, Class BI, IO, 2.524s, 2037	7,889,798	826,075
IFB Ser. 3284, Class IV, IO, 2.514s, 2037	2,045,475	217,958
IFB Ser. 3287, Class SD, IO, 2.514s, 2037	2,943,002	281,528
IFB Ser. 3281, Class BI, IO, 2.514s, 2037	1,526,922	149,897
IFB Ser. 3249, Class SI, IO, 2.514s, 2036	1,327,209	149,973
IFB Ser. 3028, Class ES, IO, 2.514s, 2035	7,003,960	777,897
IFB Ser. 3042, Class SP, IO, 2.514s, 2035	1,614,052	175,684
IFB Ser. 3045, Class DI, IO, 2.494s, 2035	13,178,804	1,128,502
IFB Ser. 3054, Class CS, IO, 2.464s, 2035	1,497,015	114,460
IFB Ser. 3107, Class DC, IO, 2.464s, 2035	7,591,334	876,235
IFB Ser. 3066, Class SI, IO, 2.464s, 2035	4,785,949	544,279
IFB Ser. 2950, Class SM, IO, 2.464s, 2016	1,138,285	110,841
IFB Ser. 3256, Class S, IO, 2.454s, 2036	4,387,708	442,821
IFB Ser. 3031, Class BI, IO, 2.454s, 2035	1,338,417	158,841
IFB Ser. 3244, Class SB, IO, 2.424s, 2036	2,208,371	207,935
IFB Ser. 3244, Class SG, IO, 2.424s, 2036	2,521,944	256,257
IFB Ser. 3236, Class IS, IO, 2.414s, 2036	4,085,388	366,697
IFB Ser. 3114, Class TS, IO, 2.414s, 2030	8,219,078	467,992
IFB Ser. 3240, Class S, IO, 2.384s, 2036	7,054,245	651,245
IFB Ser. 3153, Class JI, IO, 2.384s, 2036	3,469,649	299,200
IFB Ser. 3065, Class DI, IO, 2.384s, 2035	1,047,440	124,302
IFB Ser. 3218, Class AS, IO, 2.344s, 2036	2,461,564	205,604
IFB Ser. 3221, Class SI, IO, 2.344s, 2036	3,316,435	288,180
IFB Ser. 3153, Class UI, IO, 2.334s, 2036	515,234	61,741
IFB Ser. 3202, Class PI, IO, 2.304s, 2036	8,996,084	816,844
IFB Ser. 3355, Class MI, IO, 2.264s, 2037	2,094,715	186,068
IFB Ser. 3355, Class LI, IO, 2.264s, 2037	2,549,706	149,160
IFB Ser. 3201, Class SG, IO, 2.264s, 2036	4,159,082	380,223
IFB Ser. 3203, Class SE, IO, 2.264s, 2036	3,760,917	329,712
IFB Ser. 3171, Class PS, IO, 2.249s, 2036	3,122,794	305,753
IFB Ser. 3152, Class SY, IO, 2.244s, 2036	6,263,915	642,873
IFB Ser. 3284, Class BI, IO, 2.214s, 2037	2,509,664	217,560
IFB Ser. 3260, Class SA, IO, 2.214s, 2037	2,353,870	159,938
IFB Ser. 3199, Class S, IO, 2.214s, 2036	5,375,726	492,332

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3284, Class LI, IO, 2.204s, 2037	$5,121,681	$458,308
IFB Ser. 3281, Class AI, IO, 2.194s, 2037	8,437,291	767,913
IFB Ser. 3311, Class IA, IO, 2.174s, 2037	3,719,905	354,812
IFB Ser. 3311, Class IB, IO, 2.174s, 2037	3,719,905	354,812
IFB Ser. 3311, Class IC, IO, 2.174s, 2037	3,719,905	354,812
IFB Ser. 3311, Class ID, IO, 2.174s, 2037	3,719,905	354,812
IFB Ser. 3311, Class IE, IO, 2.174s, 2037	5,735,921	547,104
IFB Ser. 3240, Class GS, IO, 2.144s, 2036	4,264,374	380,310
IFB Ser. 3339, Class TI, IO, 1.904s, 2037	4,906,772	425,242
IFB Ser. 3284, Class CI, IO, 1.884s, 2037	9,965,737	832,641
IFB Ser. 3016, Class SQ, IO, 1.874s, 2035	2,965,902	183,397
IFB Ser. 3284, Class WI, IO, 1.864s, 2037	16,552,429	1,330,270
Ser. 246, PO, zero %, 2037	10,338,714	8,932,121
Ser. 3300, PO, zero %, 2037	1,810,008	1,566,686
Ser. 236, PO, zero %, 2036	808,650	691,352
FRB Ser. 3326, Class XF, zero %, 2037	378,154	367,021
FRB Ser. 3326, Class WF, zero %, 2035	342,913	332,715
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	251,000	262,768
Ser. 00-1, Class G, 6.131s, 2033	1,159,000	998,003
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	1,022,427	1,015,805
Government National Mortgage Association
IFB Ser. 07-51, Class SP, 15.728s, 2037	221,206	278,816
IFB Ser. 07-64, Class AM, 12.956s, 2037	95,273	112,241
IFB Ser. 05-66, Class SP, 7.229s, 2035	912,169	991,029
IFB Ser. 06-62, Class SI, IO, 3.421s, 2036	3,179,177	252,227
IFB Ser. 07-1, Class SL, IO, 3.401s, 2037	1,376,435	121,231
IFB Ser. 07-1, Class SM, IO, 3.391s, 2037	1,377,301	121,007
IFB Ser. 04-59, Class SC, IO, 3.119s, 2034	1,582,373	166,326
IFB Ser. 07-26, Class SG, IO, 2.891s, 2037	4,226,781	385,759
IFB Ser. 07-9, Class BI, IO, 2.861s, 2037	8,466,785	618,153
IFB Ser. 07-31, Class CI, IO, 2.851s, 2037	2,532,090	194,344
IFB Ser. 07-25, Class SA, IO, 2.841s, 2037	3,330,747	245,944
IFB Ser. 07-25, Class SB, IO, 2.841s, 2037	6,525,744	481,864
IFB Ser. 07-22, Class S, IO, 2.841s, 2037	2,275,658	234,030
IFB Ser. 07-11, Class SA, IO, 2.841s, 2037	2,055,542	182,379
IFB Ser. 07-14, Class SB, IO, 2.841s, 2037	1,961,241	166,682
IFB Ser. 07-51, Class SJ, IO, 2.791s, 2037	2,357,031	262,447
IFB Ser. 07-26, Class SD, IO, 2.719s, 2037	4,637,029	385,421
IFB Ser. 07-59, Class PS, IO, 2.711s, 2037	1,837,118	170,329
IFB Ser. 07-59, Class SP, IO, 2.711s, 2037	573,355	53,119
IFB Ser. 06-38, Class SG, IO, 2.691s, 2033	9,680,498	549,947
IFB Ser. 07-53, Class SG, IO, 2.641s, 2037	1,616,011	115,093
IFB Ser. 07-79, Class SY, IO, 2.591s, 2037	9,836,835	646,409
IFB Ser. 07-64, Class AI, IO, 2.591s, 2037	857,454	56,527
IFB Ser. 07-53, Class ES, IO, 2.591s, 2037	2,636,412	166,228
IFB Ser. 07-48, Class SB, IO, 2.569s, 2037	3,572,706	249,263
IFB Ser. 07-9, Class DI, IO, 2.551s, 2037	4,269,299	285,345

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-57, Class QA, IO, 2.541s, 2037	$5,669,302	$364,084
IFB Ser. 07-58, Class SC, IO, 2.541s, 2037	4,808,355	287,957
IFB Ser. 07-61, Class SA, IO, 2.541s, 2037	3,004,700	190,960
IFB Ser. 07-53, Class SC, IO, 2.541s, 2037	2,867,273	173,346
IFB Ser. 07-58, Class SD, IO, 2.531s, 2037	4,607,152	286,324
IFB Ser. 07-59, Class SD, IO, 2.511s, 2037	1,105,823	68,503
IFB Ser. 07-17, Class AI, IO, 2.469s, 2037	10,171,254	863,924
IFB Ser. 07-78, Class SA, IO, 2.449s, 2037	14,685,373	1,211,543
IFB Ser. 07-9, Class AI, IO, 2.419s, 2037	4,865,109	374,550
IFB Ser. 05-65, Class SI, IO, 2.391s, 2035	3,114,678	237,112
IFB Ser. 07-17, Class IB, IO, 2.291s, 2037	1,958,568	146,920
IFB Ser. 06-14, Class S, IO, 2.291s, 2036	3,062,236	211,313
IFB Ser. 06-11, Class ST, IO, 2.281s, 2036	1,907,082	133,881
IFB Ser. 07-27, Class SD, IO, 2.241s, 2037	2,387,390	145,145
IFB Ser. 07-19, Class SJ, IO, 2.241s, 2037	4,031,114	232,748
IFB Ser. 07-23, Class ST, IO, 2.241s, 2037	4,413,724	233,648
IFB Ser. 07-9, Class CI, IO, 2.241s, 2037	5,546,050	326,101
IFB Ser. 07-7, Class EI, IO, 2.241s, 2037	2,376,887	142,482
IFB Ser. 07-7, Class JI, IO, 2.241s, 2037	5,469,229	373,807
IFB Ser. 07-1, Class S, IO, 2.241s, 2037	5,314,008	302,627
IFB Ser. 07-3, Class SA, IO, 2.241s, 2037	5,069,505	288,422
IFB Ser. 07-31, Class AI, IO, 2.099s, 2037	2,392,278	266,089
IFB Ser. 07-73, Class MI, IO, 2.041s, 2037	1,402,923	76,820
IFB Ser. 07-43, Class SC, IO, 2.019s, 2037	3,701,834	228,626
IFB Ser. 08-3, Class SA, IO, 2.01s, 2038 (F)	5,491,000	328,960
IFB Ser. 08-4, Class SA, IO, 2.001s, 2038	27,883,000	1,853,784
Ser. 07-73, Class MO, PO, zero %, 2037	108,368	89,176
FRB Ser. 07-73, Class KI, IO, zero %, 2037	1,078,796	18,491
FRB Ser. 07-73, Class KM, zero %, 2037	107,391	109,181
FRB Ser. 98-2, Class EA, PO, zero %, 2028	117,602	101,300
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045	679,000	673,365
Ser. 06-GG6, Class A2, 5.506s, 2038 (F)	2,446,000	2,484,995
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)	278,079	83,424
IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 3.486s, 2037	800,859	751,806
JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.261s, 2051	1,032,000	1,047,996
FRB Ser. 07-LD12, Class A3, 6.189s, 2051	4,928,000	4,984,179
FRB Ser. 07-LD11, Class A3, 6.007s, 2049	847,000	819,329
Ser. 07-CB20, Class A3, 5.863s, 2051	1,698,000	1,683,907
Ser. 07-CB20, Class A4, 5.794s, 2051	1,107,000	1,134,675
JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.059s, 2051	125,211,735	1,603,962
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	509,831
Ser. 98-C4, Class J, 5.6s, 2035	965,000	835,572

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	$1,535,000	$1,585,761
Ser. 07-C7, Class XW, IO, 0.526s, 2045	119,476,449	3,084,882
LB-UBS Commercial Mortgage Trust 144A Ser. 07-C7,
Class XCL, IO, 0.086s, 2045	50,437,968	606,264
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 19.823s, 2036	1,585,630	2,034,537
IFB Ser. 07-5, Class 8A2, IO, 4.344s, 2036	2,912,653	247,008
IFB Ser. 07-4, Class 3A2, IO, 3.824s, 2037	2,032,933	180,565
IFB Ser. 06-5, Class 2A2, IO, 3.774s, 2036	5,332,028	378,006
IFB Ser. 07-2, Class 2A13, IO, 3.314s, 2037	4,083,416	325,038
IFB Ser. 06-9, Class 2A2, IO, 3.244s, 2037	4,802,366	438,949
IFB Ser. 06-7, Class 2A4, IO, 3.174s, 2036	8,336,636	511,814
IFB Ser. 06-7, Class 2A5, IO, 3.174s, 2036	7,588,436	633,283
IFB Ser. 06-6, Class 1A2, IO, 3.124s, 2036	3,020,433	185,443
IFB Ser. 06-6, Class 1A3, IO, 3.124s, 2036	4,255,708	307,721
IFB Ser. 06-5, Class 1A3, IO, 2.024s, 2036	1,415,984	25,187
IFB Ser. 06-4, Class 1A3, IO, 2.024s, 2036	2,040,080	54,053
IFB Ser. 06-7, Class 1A3, IO, 1.974s, 2036	3,572,315	64,119
Local Insight Media Finance, LLC Ser. 07-1W, Class A1, 5.53s, 2012	3,423,000	3,320,721
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada) (F)	1,154,000	734,513
Ser. 04-1A, Class K, 5.45s, 2040 (Canada) (F)	411,000	236,734
Ser. 04-1A, Class L, 5.45s, 2040 (Canada) (F)	187,000	94,478
MASTR Adjustable Rate Mortgages Trust FRB
Ser. 04-13, Class 3A6, 3.786s, 2034	554,000	553,592
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.062s, 2049	111,209,032	1,616,006
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.278s, 2035	908,542	917,192
Ser. 96-C2, Class JS, IO, 2.265s, 2028 (F)	2,114,303	168,808
Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 6.023s, 2050	451,000	460,705
Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 6.119s, 2049	821,000	833,669
Mezz Cap Commercial Mortgage Trust Ser. 07-C5,
Class X, 4.867s, 2017	4,865,000	1,279,063
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 8.008s, 2037	1,376,552	394,898
Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	2,455,000	2,388,413
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	507,000	490,823
Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039 (F)	3,360,000	1,765,345
Ser. 07-HQ13, Class X1, IO, 0.824s, 2044	110,615,431	3,577,303
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.289s, 2035	2,570,349	2,554,311
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.26s, 2030	459,501	466,386
Ser. 97-MC2, Class X, IO, 2.557s, 2012	87,155	370

COLLATERALIZED MORTGAGE OBLIGATIONS (26.9%)* continued

		Principal amount	Value

Permanent Financing PLC FRB Ser. 8, Class 2C,
5.546s, 2042 (United Kingdom)		$1,112,000	$1,106,027
Permanent Financing PLC 144A FRB Ser. 9A, Class 3A,
5.246s, 2033 (United Kingdom)		5,880,000	5,600,818
Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A,
4.338s, 2033 (United Kingdom)		7,142,000	6,892,173
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		285,000	258,065
Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO, 3.314s, 2037		9,482,626	768,847
IFB Ser. 06-A7CB, Class 1A6, IO, 2.174s, 2036		878,302	30,912
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 7.018s, 2038 (United Kingdom)	GBP	250,000	440,840
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		$595,000	595,290
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		316,000	269,229
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		376,000	304,310
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		345,000	310,338
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		325,000	274,397
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 2.965s, 2037		7,762,735	580,408
Ser. 07-4, Class 1A4, IO, 1s, 2037		8,296,991	216,866
Structured Asset Securities Corp. 144A Ser. 07-RF1,
Class 1A, IO, 0.936s, 2037		10,025,673	533,500
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014 (Ireland)	GBP	444,138	860,012
FRB Ser. 05-CT1A, Class D, 7.095s, 2014 (Ireland)	GBP	907,390	1,618,014
URSUS EPC 144A FRB Ser. 1-A, Class D, 6.938s,
2012 (Ireland)	GBP	468,096	874,950
Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$1,553,000	1,533,774
Ser. 07-C34, IO, 0.521s, 2046		33,084,882	849,951
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 7.536s, 2018		917,000	852,810
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR16, Class 2A1, 4.942s, 2035		28,788	28,756
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		22,247,508	177,720

Total collateralized mortgage obligations (cost $253,539,663)			$289,398,004

FOREIGN GOVERNMENT BONDS AND NOTES (23.0%)*

		Principal amount	Value

Argentina (Republic of ) bonds 7s, 2013		$1,380,000	$1,224,328
Argentina (Republic of ) bonds Ser. $V, 10 1/2s, 2012	ARS	9,085,000	2,328,031
Argentina (Republic of ) FRB 3.092s, 2012		$15,087,500	13,239,475
Argentina (Republic of ) notes Ser. $dis, 8.28s, 2033		2,514,269	2,325,699
Austria (Republic of ) 144A notes Ser. EMTN, 3.8s, 2013	EUR	8,000,000	11,937,692
Brazil (Federal Republic of ) bonds 6s, 2017		$2,935,000	2,983,428
Brazil (Federal Republic of ) notes zero %, 2017	BRL	659,000	3,216,531

FOREIGN GOVERNMENT BONDS AND NOTES (23.0%)* continued

		Principal amount	Value

Canada (Government of ) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	$1,622,230
Colombia (Republic of ) 7 3/8s, 2037		$1,000,000	1,062,500
Colombia (Republic of ) 7 3/8s, 2017		665,000	726,513
Colombia (Republic of ) notes 10s, 2012		3,765,000	4,405,050
Ecuador (Republic of ) bonds, Ser. REGS,12s, 2012		310,080	312,871
Ecuador (Republic of ) regs notes 9 3/8s, 2015		245,000	248,063
France (Government of ) bonds 5 3/4s, 2032	EUR	2,605,000	4,572,734
France (Government of ) bonds 5 1/2s, 2010	EUR	6,300,000	9,850,783
France (Government of ) bonds 4s, 2013	EUR	7,700,000	11,624,047
France (Government of ) bonds 4s, 2009	EUR	1,520,000	2,280,146
Ghana (Republic of ) bonds 8 1/2s, 2017		$555,000	583,444
Indonesia (Republic of ) bonds 14.275s, 2013	IDR	5,011,000,000	661,339
Indonesia (Republic of ) bonds 14 1/4s, 2013	IDR	14,881,000,000	1,945,670
Indonesia (Republic of ) 144A bonds 6 5/8s, 2037		$1,875,000	1,753,125
Ireland (Republic of ) bonds 5s, 2013	EUR	14,800,000	23,322,057
Japan (Government of ) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	313,000,000	3,022,666
Japan (Government of ) CPI Linked bonds Ser. 12, 1.2s, 2017	JPY	738,460,800	6,989,041
Japan (Government of ) CPI Linked bonds Ser. 8, 1s, 2016	JPY	7,821,771,800	73,280,321
Mexican (Government of ) 6.05s, 2040		$4,010,000	3,952,858
Mexican (Government of ) bonds Ser. M 10, 8s, 2015	MXN	34,400,000	3,246,233
Peru (Republic of ) bonds 8 3/4s, 2033		$935,000	1,241,213
Russia (Federation of ) unsub. 5s, 2030		3,501,630	4,035,629
Russia (Federation of ) 144A unsub. unsec. bonds 5s, 2030		5,556,573	6,403,950
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		4,040,000	4,014,952
South Africa (Republic of ) notes 5 7/8s, 2022		880,000	851,400
Spain (Kingdom of ) bonds 5s, 2012	EUR	4,600,000	7,208,442
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	10,937,325
Turkey (Republic of ) notes 6 7/8s, 2036 (S)		$6,870,000	6,732,600
Ukraine (Government of ) 144A bonds 6 3/4s, 2017		1,565,000	1,543,481
Ukraine (Government of ) 144A sr. unsub. 6.58s, 2016 (S)		1,185,000	1,186,778
United Mexican States bonds Ser. MTN, 8.3s, 2031		4,545,000	5,778,968
Venezuela (Republic of ) notes 10 3/4s, 2013		3,270,000	3,569,205
Venezuela (Republic of ) unsub. bonds 5 3/8s, 2010		1,295,000	1,246,438

Total foreign government bonds and notes (cost $221,678,638)			$247,467,256

CORPORATE BONDS AND NOTES (18.2%)*

		Principal amount	Value

Basic Materials (1.4%)
Algoma Acquisition Corp. 144A unsec. notes 9 7/8s,
2015 (Canada)		$280,000	$224,000
Builders FirstSource, Inc. company guaranty FRN 9.119s, 2012		530,000	431,288
Clondalkin Acquisition BV 144A sec. FRN 6.991s,
2013 (Netherlands)		360,000	313,200
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		555,000	573,038
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada)		485,000	492,275
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017		1,657,000	1,752,278

CORPORATE BONDS AND NOTES (18.2%)* continued

			Principal amount	Value

Basic Materials continued
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. FRN
8.394s, 2015			$295,000	$285,044
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015			830,000	871,500
Georgia-Pacific Corp. debs. 9 1/2s, 2011			99,000	102,960
Georgia-Pacific Corp. notes 8 1/8s, 2011			110,000	110,000
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)			691,000	727,278
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014			1,195,000	1,287,613
Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014			520,000	470,600
Mosaic Co. (The) 144A sr. notes 7 5/8s, 2016			446,000	481,680
Mosaic Co. (The) 144A sr. notes 7 3/8s, 2014			269,000	290,520
NewPage Corp. company guaranty 10s, 2012			116,000	115,420
NewPage Corp. sec. notes 10s, 2012			260,000	258,700
NewPage Holding Corp. sr. notes FRN 11.818s, 2013 ‡‡			154,160	134,119
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)			30,000	25,350
Novelis, Inc. company guaranty 7 1/4s, 2015			221,000	203,873
Rhodia SA 144A company guaranty unsec.
sr. notes 7.326s, 2013 (France)			2,545,000	3,445,207
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR		405,000	521,445
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015			$1,588,000	1,536,390
Steel Dynamics, Inc. 144A sr. notes 7 3/8s, 2012			10,000	9,975
Stone Container Corp. sr. notes 8 3/8s, 2012			399,000	386,033
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)			490,000	448,350
				15,498,136

Capital Goods (1.4%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016			907,000	875,255
Bombardier, Inc. 144A notes 6 3/4s, 2012 (Canada)			3,155,000	3,202,325
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada)			620,000	647,900
Bombardier, Inc. 144A sr. unsec. FRN 7.631s, 2013 (Canada)		EUR	330,000	463,908
BPC Holding Corp. sec. notes 8 7/8s, 2014			524,000	465,050
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013			$1,281,000	1,290,608
General Cable Corp. company guaranty FRN 7.104s, 2015			375,000	333,750
Hawker Beechcraft Acquisition Co., LLC 144A
sr. notes 8 1/2s, 2015			664,000	659,020
Hexcel Corp. sr. sub. notes 6 3/4s, 2015			132,000	127,380
L-3 Communications Corp. company guaranty 6 1/8s, 2013			1,298,000	1,281,775
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015			1,019,000	990,978
Legrand SA debs. 8 1/2s, 2025 (France)			1,573,000	1,831,140
Milacron Escrow Corp. sec. notes 11 1/2s, 2011			28,000	21,560
Owens-Illinois, Inc. debs. 7 1/2s, 2010			207,000	208,553
RBS Global, Inc. / Rexnord Corp. company
guaranty 9 1/2s, 2014			1,395,000	1,258,988

CORPORATE BONDS AND NOTES (18.2%)* continued

		Principal amount	Value

Capital Goods continued
Ryerson Tull, Inc. 144A sec. notes 12s, 2015		$225,000	$211,500
SPX Corp. sr. notes 7 5/8s, 2014		305,000	312,625
TD Funding Corp. company guaranty 7 3/4s, 2014		205,000	206,025
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012		265,000	280,900
Terex Corp. sr. sub. notes 8s, 2017		595,000	583,100
			15,252,340

Communication Services (1.3%)
American Tower Corp. 144A sr. notes 7s, 2017		770,000	762,300
Cincinnati Bell, Inc. company guaranty 7s, 2015		1,040,000	972,400
Cricket Communications, Inc. 144A company
guaranty 9 3/8s, 2014		860,000	782,600
Digicel Group, Ltd. 144A sr. notes 8 7/8s, 2015 (Jamaica)		745,000	657,463
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		420,000	425,775
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		1,503,000	1,465,425
iPCS, Inc. sec. FRN 5.364s, 2013		280,000	249,200
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		180,000	165,600
PAETEC Holding Corp. 144A sr. notes 9 1/2s, 2015		295,000	275,088
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		699,000	692,010
Qwest Corp. debs. 7 1/4s, 2025		382,000	359,080
Qwest Corp. notes 8 7/8s, 2012		2,424,000	2,560,350
Qwest Corp. sr. unsec. notes 7 1/2s, 2014		145,000	145,725
Rural Cellular Corp. FRN sr. sub. notes 8.124s, 2013		385,000	390,775
West Corp. company guaranty 9 1/2s, 2014		255,000	237,150
Wind Aquisition Fin. SA notes 9 3/4s, 2015 (Luxembourg)	EUR	2,325,000	3,527,843
			13,668,784

Consumer Cyclicals (2.8%)
Allison Transmission 144A company guaranty 11s, 2015		$150,000	126,000
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		310,000	212,350
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		315,000	296,888
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		265,000	230,550
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)		663,075	628,264
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		1,495,000	1,431,705
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)		1,012,000	1,012,000
Ford Motor Co. notes 7.45s, 2031		510,000	376,125
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		1,389,000	1,332,104
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010		3,983,000	3,864,173
Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009		382,000	367,871
Ford Motor Credit Co., LLC sr. unsec. FRN 7.127s, 2012		250,000	209,990
General Motors Corp. debs. 9.4s, 2021		170,000	148,325
Goodman Global Holding Co., Inc. company
guaranty FRN Ser. B, 7.991s, 2012		70,000	70,700
Hanesbrands, Inc. company guaranty FRN Ser. B,
8.204s, 2014		620,000	561,100
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)		1,460,000	1,449,050

CORPORATE BONDS AND NOTES (18.2%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Jostens IH Corp. company guaranty 7 5/8s, 2012	$1,164,000	$1,149,450
Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015	325,000	307,938
Levi Strauss & Co. sr. notes 9 3/4s, 2015	1,275,000	1,239,938
Levi Strauss & Co. sr. notes 8 7/8s, 2016	560,000	532,000
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	760,000	722,000
Meritage Homes Corp. company guaranty 6 1/4s, 2015 (S)	692,000	484,400
Meritage Homes Corp. sr. notes 7s, 2014	90,000	65,700
Meritor Automotive, Inc. notes 6.8s, 2009	135,000	130,275
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	885,000	920,400
MGM Mirage, Inc. company guaranty 6s, 2009	1,929,000	1,919,355
NTK Holdings, Inc. sr. disc. notes zero %, 2014	207,000	115,920
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	880,000	860,200
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	665,000	638,400
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	625,000	496,875
Pulte Homes, Inc. company guaranty 7 7/8s, 2011	1,422,000	1,374,008
Quebecor Media notes 7 3/4s, 2016 (Canada)	140,000	129,850
Scientific Games Corp. company guaranty 6 1/4s, 2012	1,226,000	1,106,465
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	145,000	125,425
Standard Pacific Corp. sr. notes 6 1/2s, 2008	395,000	349,575
Station Casinos, Inc. sr. notes 6s, 2012	614,000	535,715
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	81,000	78,165
Tenneco, Inc. 144A sr. unsec. notes 8 1/8s, 2015	730,000	726,350
Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013	713,000	684,480
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	510,000	397,800
Tropicana Entertainment, LLC sr. sub. notes 9 5/8s, 2014	910,000	550,550
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	686,000	493,920
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	1,305,000	600,300
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	335,000	50,669
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014 (S)	1,087,000	1,047,596
		30,150,914

Consumer Staples (2.0%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	1,055,000	938,950
AMC Entertainment, Inc. company guaranty 11s, 2016	485,000	480,150
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	399,000	350,123
Archibald Candy Corp. company guaranty 10s,
2008 (In default) (F) †	173,688	2,551
Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	560,000	498,400
CCH I Holdings, LLC company guaranty 12 1/8s, 2015	47,000	25,145
CCH I, LLC sec. notes 11s, 2015	745,000	533,606
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	2,154,000	2,030,145
CCH II, LLC sr. unsec. notes 10 1/4s, 2010	166,000	157,285
Church & Dwight Co., Inc. company guaranty 6s, 2012	865,000	843,375
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	990,000	905,850
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	1,063,000	1,007,193

CORPORATE BONDS AND NOTES (18.2%)* continued

	Principal amount	Value

Consumer Staples continued
Dean Foods Co. company guaranty 7s, 2016	$272,000	$247,520
Del Monte Corp. company guaranty 6 3/4s, 2015	640,000	595,200
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	1,085,000	1,095,850
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	1,416,000	1,331,040
Echostar DBS Corp. company guaranty 6 5/8s, 2014	4,144,000	4,045,580
Hertz Corp. company guaranty 8 7/8s, 2014	1,075,000	1,037,375
Liberty Media, LLC sr. notes 5.7s, 2013	122,000	113,022
Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	329,000	338,431
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	365,000	368,650
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††	700,000	490,000
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	724,000	718,570
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	750,000	758,438
Rental Services Corp. company guaranty 9 1/2s, 2014	174,000	147,465
Rite Aid Corp. company guaranty 9 3/8s, 2015	645,000	488,588
Rite Aid Corp. sec. notes 7 1/2s, 2017	620,000	531,650
Sara Lee Corp. notes 6 1/4s, 2011	580,000	617,425
United Rentals NA, Inc. sr. sub. notes 7s, 2014	294,000	235,935
Young Broadcasting, Inc. company guaranty 10s, 2011	469,000	349,405
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	160,000	109,600
		21,392,517

Energy (2.6%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	2,598,000	2,513,565
Chaparral Energy, Inc. 144A sr. notes 8 7/8s, 2017	630,000	526,050
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	1,577,000	1,454,783
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,991,000	2,035,798
Complete Production Services, Inc. company
guaranty 8s, 2016	1,020,000	989,400
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	995,000	940,275
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	410,000	405,900
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	625,000	625,000
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	830,000	792,650
Forest Oil Corp. sr. notes 8s, 2011	1,465,000	1,519,938
Gaz Capital for Gazprom 144A sr. unsec.
notes 7.288s, 2037 (Luxembourg)	575,000	565,685
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	1,140,000	1,031,700
Helix Energy Solutions Group, Inc. sr. unsec.
9 1/2s, 2016	755,000	766,325
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	1,013,000	942,090
Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2014	355,000	355,888
Lukoil International Finance 144A company
guaranty 6.656s, 2022 (Netherlands)	500,000	461,250
Lukoil International Finance 144A company
guaranty 6.356s, 2017 (Netherlands)	1,200,000	1,143,000
Massey Energy Co. sr. notes 6 5/8s, 2010	523,000	515,155

CORPORATE BONDS AND NOTES (18.2%)* continued

		Principal amount	Value

Energy continued
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014		$698,000	$687,530
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		910,000	875,875
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		676,043	721,202
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014		695,000	734,040
Peabody Energy Corp. company guaranty 7 3/8s, 2016		1,470,000	1,503,075
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		607,000	626,728
Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 6s, 2022 (Trinidad)		1,745,000	1,774,944
Petroplus Finance, Ltd. company guaranty 6 3/4s, 2014 (Bermuda)		700,000	640,500
Plains Exploration & Production Co. company guaranty
7 3/4s, 2015		140,000	140,175
Plains Exploration & Production Co. company guaranty 7s, 2017		150,000	142,500
Pride International, Inc. sr. notes 7 3/8s, 2014		1,619,000	1,667,570
Transocean, Inc. sr. unsec. notes 6s, 2018		435,000	446,036
			27,544,627

Financial (3.5%)
Banco Do Brasil 144A sr. unsec. 5.532s, 2017 (Cayman Islands)		1,055,000	531,150
Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012		2,375,000	2,458,016
Bosphorus Financial Services, Ltd. 144A sec.
sr. notes FRN 6.669s, 2012 (Cayman Islands)		2,828,000	2,804,579
Finova Group, Inc. notes 7 1/2s, 2009		803,510	128,562
GMAC LLC FRN 7.324s, 2014		670,000	525,815
GMAC LLC notes 7 3/4s, 2010		176,000	168,366
GMAC LLC notes 7s, 2012		185,000	159,271
GMAC LLC notes 6 7/8s, 2012		1,292,000	1,096,971
GMAC LLC notes 6 7/8s, 2011		165,000	144,256
GMAC LLC notes 6 3/4s, 2014		2,509,000	2,067,632
GMAC LLC sr. unsub. notes 5.85s, 2009		209,000	203,284
GMAC LLC unsub. notes 6 5/8s, 2012		1,345,000	1,141,252
Goldman Sachs Group, Inc (The) sub. notes 6 3/4s, 2037		655,000	640,551
HUB International Holdings, Inc. 144A sr. notes 9s, 2014		135,000	108,000
HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		185,000	140,600
JPMorgan Chase & Co. 144A unsec. unsub. notes 8s, 2012	INR	37,500,000	1,066,802
JPMorgan Chase & Co. 144A sr. unsec. FRN 6.46s, 2017		$600,000	579,174
Lehman Brothers Holdings, Inc. sr. unsec.
notes Ser. I, 6.2s, 2014		2,375,000	2,444,250
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		205,000	203,975
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		495,000	466,538
Liberty Mutual Insurance 144A notes 7.697s, 2097		1,330,000	1,249,756
Merrill Lynch & Co., Inc. notes 5.45s, 2013		2,375,000	2,376,149
Morgan Stanley sr. unsec. bonds 5.776s, 2017	BRL	3,655,000	1,850,515
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015		$379,000	367,630
Realogy Corp. 144A sr. notes 10 1/2s, 2014		1,365,000	975,975
RSHB Capital SA for OJSC Russian Agricultural Bank
notes 6.299s, 2017 (Luxembourg)		1,330,000	1,260,175
UBS Luxembourg SA for Sberbank unsec. sub. notes
stepped-coupon 6.23s (7.429s, 2/11/10), 2015 (Luxembourg) ††		2,730,000	2,731,856

CORPORATE BONDS AND NOTES (18.2%)* continued

	Principal amount	Value

Financial continued
USI Holdings Corp. 144A sr. notes FRN 8.744s, 2014	$120,000	$100,200
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)	1,724,000	1,661,591
VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)	1,065,000	1,026,447
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)	2,595,000	2,676,224
VTB Capital SA 144A sec. notes 6.609s, 2012 (Luxembourg)	3,815,000	3,769,334
		37,124,896

Government (0.1%)
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)	687,750	711,298
Pemex Project Funding Master Trust 144A company
guaranty 6 5/8s, 2035	340,000	349,180
Pemex Project Funding Master Trust 144A company
guaranty 5 3/4s, 2018	425,000	432,013
		1,492,491

Health Care (1.2%)
Community Health Systems, Inc. company guaranty 8 7/8s, 2015	1,310,000	1,318,188
DaVita, Inc. company guaranty 6 5/8s, 2013	291,000	286,635
Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	395,000	371,300
HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡ (S)	1,095,000	1,152,488
HCA, Inc. sec. notes 9 1/4s, 2016	1,275,000	1,337,156
Omnicare, Inc. company guaranty 6 3/4s, 2013	385,000	352,275
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,065,000	958,500
Service Corporation International debs. 7 7/8s, 2013	112,000	111,590
Service Corporation International sr. notes 7s, 2017	333,000	326,340
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	1,412,000	1,320,220
Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	600,000	510,000
Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	200,000	170,000
Tenet Healthcare Corp. notes 7 3/8s, 2013	750,000	660,000
Tenet Healthcare Corp. sr. notes 6 3/8s, 2011	938,000	860,615
US Oncology, Inc. company guaranty 9s, 2012	965,000	945,700
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	973,000	921,918
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	590,000	641,625
Ventas Realty LP/Capital Corp. company guaranty 6 3/4s, 2010 (R)	392,000	398,860
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	337,000	339,528
		12,982,938

Technology (0.6%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	649,000	532,180
Ceridian Corp. 144A sr. unsec. notes 11 1/4s, 2015	541,000	458,498
Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	305,000	292,800
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	753,000	570,398
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	1,082,000	879,125
Freescale Semiconductor, Inc. sr. sec. notes 10 1/8s, 2016 (S)	757,000	539,363
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	435,000	439,350
Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011	770,000	766,150

CORPORATE BONDS AND NOTES (18.2%)* continued

	Principal amount	Value

Technology continued
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	$25,000	$19,875
Nortel Networks, Ltd. company guaranty sr. unsec.
FRN 8.508s, 2011 (Canada)	460,000	427,800
Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)	425,000	429,250
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	660,000	669,900
Travelport LLC company guaranty 9 7/8s, 2014	325,000	312,000
		6,336,689

Utilities & Power (1.3%)
AES Corp. (The) sr. notes 8 7/8s, 2011	107,000	110,745
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	255,000	260,100
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	558,000	581,715
CMS Energy Corp. sr. notes 7 3/4s, 2010	350,000	368,008
Colorado Interstate Gas Co. debs. 6.85s, 2037	615,000	610,927
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	55,000	55,357
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	289,000	294,780
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	338,000	345,605
Edison Mission Energy sr. unsec. notes 7.2s, 2019	545,000	531,375
Edison Mission Energy sr. unsec. notes 7s, 2017	380,000	369,550
El Paso Natural Gas Co. debs. 8 5/8s, 2022	370,000	424,680
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	1,010,000	979,700
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	3,850,000	3,801,875
NRG Energy, Inc. sr. notes 7 3/8s, 2016	465,000	449,306
Orion Power Holdings, Inc. sr. notes 12s, 2010	1,115,000	1,212,563
Teco Finance, Inc. unsec. notes 7s, 2012	550,000	590,258
Teco Finance, Inc. unsub. notes 7.2s, 2011	350,000	378,624
Teco Finance, Inc. unsub. notes 6 3/4s, 2015	63,000	65,786
Tennessee Gas Pipeline Co. debs. 7s, 2028	145,000	146,533
Tennessee Gas Pipeline Co. unsec. notes 7 1/2s, 2017	291,000	321,676
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	875,000	916,563
Utilicorp United, Inc. sr. notes 9.95s, 2011	36,000	39,317
Williams Cos., Inc. (The) notes 8 1/8s, 2012	290,000	316,825
Williams Cos., Inc. (The) notes 7 5/8s, 2019	736,000	793,040
Williams Partners LP/ Williams Partners
Finance Corp. company guaranty 7 1/4s, 2017	280,000	289,800
		14,254,708

Total corporate bonds and notes (cost $205,190,044)		$195,699,040

ASSET-BACKED SECURITIES (12.3%)*
	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 4.066s, 2035	$310,000	$251,100
FRB Ser. 05-4, Class A2C, 3.586s, 2035	68,000	61,975
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 3.526s, 2036	217,000	154,070
FRB Ser. 06-HE3, Class A2C, 3.526s, 2036	191,000	164,752

ASSET-BACKED SECURITIES (12.3%)* continued

	Principal amount	Value

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8,
Class M2, 5.126s, 2033	$476,309	$119,077
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	743,000	733,978
Ser. 04-1A, Class E, 6.42s, 2039	420,000	385,306
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 6.785s, 2033	52,699	9,486
FRB Ser. 06-W4, Class A2C, 3.536s, 2036	340,000	282,200
Asset Backed Funding Certificates FRB Ser. 04-OPT2,
Class M2, 4.376s, 2033	491,000	382,980
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 3.566s, 2036	90,434	82,670
FRB Ser. 06-HE4, Class A5, 3.536s, 2036	241,000	194,245
Asset Backed Securities Corp. Home Equity Loan Trust
144A FRB Ser. 06-HE2, Class M10, 5.876s, 2036	1,001,000	30,030
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 4.634s, 2033	503,056	487,964
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
5.266s, 2011 (F)	740,000	734,953
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 6.626s, 2034	507,000	340,324
FRB Ser. 06-PC1, Class M9, 5.126s, 2035	364,000	51,415
FRB Ser. 05-HE1, Class M3, 4.306s, 2035	435,000	330,600
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 5.626s, 2036	552,000	77,970
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	1,506,882	1,031,508
Ser. 00-A, Class A2, 7.575s, 2030	2,681,708	1,783,350
Ser. 99-B, Class A4, 7.3s, 2016	1,311,764	789,752
Ser. 99-B, Class A3, 7.18s, 2015	2,242,070	1,397,090
FRB Ser. 00-A, Class A1, 4.396s, 2030	288,535	152,923
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.16s, 2013	500,000	507,207
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 5.316s, 2010	860,000	855,560
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 5.876s, 2035	599,000	107,820
FRB Ser. 05-HE4, Class M12, 5.426s, 2035	899,000	116,870
FRB Ser. 05-OPT1, Class M1, 3.796s, 2035	106,000	82,989
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	2,768,160	2,451,230
Ser. 00-4, Class A6, 8.31s, 2032	6,813,185	5,654,943
Ser. 00-5, Class A7, 8.2s, 2032	1,053,000	904,245
Ser. 00-1, Class A5, 8.06s, 2031	1,975,965	1,589,107
Ser. 00-4, Class A5, 7.97s, 2032	389,248	320,250
Ser. 00-5, Class A6, 7.96s, 2032	1,631,000	1,394,140
Ser. 02-1, Class M1F, 7.954s, 2033	85,000	83,853
Ser. 01-3, Class M2, 7.44s, 2033	143,816	9,348
Ser. 01-4, Class A4, 7.36s, 2033	433,695	449,253

ASSET-BACKED SECURITIES (12.3%)* continued

		Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 00-6, Class A5, 7.27s, 2031		$158,410	$151,227
Ser. 01-1, Class A5, 6.99s, 2032		9,007,549	8,795,870
Ser. 01-3, Class A4, 6.91s, 2033		6,051,226	5,969,589
Ser. 02-1, Class A, 6.681s, 2033		1,951,398	2,055,139
FRB Ser. 02-1, Class M1A, 6.681s, 2033		4,326,000	4,017,643
FRB Ser. 01-4, Class M1, 6.381s, 2033		573,000	285,222
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 3.896s, 2035		96,000	81,600
FRB Ser. 05-14, Class 3A2, 3.616s, 2036		67,872	63,684
Countrywide Asset Backed NIM Certificates 144A
Ser. 04-BC1N, Class Note, 5 1/2s, 2035 (F)		374	75
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)		838,000	603,360
DB Master Finance, LLC 144A Ser. 06-1, Class M1, 8.285s, 2031		545,000	533,608
Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 4.046s, 2035		179,000	136,040
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3, 3.526s, 2036		356,000	300,613
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 3.706s, 2036		498,000	418,529
FRB Ser. 06-2, Class 2A3, 3.546s, 2036		589,000	484,924
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034 (In default) †		81,238	203
Ser. 04-3, Class A, 4 1/2s, 2034 (In default) †		3,186	16
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012		1,347,000	1,304,228
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 (United Kingdom)	GBP	1,697,623	3,281,660
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	2,785,000	4,111,894
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,686,394	1,712,461
Ser. 94-4, Class B2, 8.6s, 2019		537,204	392,429
Ser. 93-1, Class B, 8.45s, 2018		875,449	804,069
Ser. 99-5, Class A5, 7.86s, 2030		8,173,729	7,356,357
Ser. 96-8, Class M1, 7.85s, 2027		754,000	703,202
Ser. 95-8, Class B1, 7.3s, 2026		704,416	656,054
Ser. 95-4, Class B1, 7.3s, 2025		726,329	749,124
Ser. 97-6, Class M1, 7.21s, 2029		1,325,000	1,277,366
Ser. 95-F, Class B2, 7.1s, 2021		74,565	52,195
Ser. 98-2, Class A6, 6.81s, 2027		866,508	887,919
Ser. 99-3, Class A7, 6.74s, 2031		1,438,000	1,432,907
FRN 6.53s, 2030		382,033	366,948
Ser. 98-4, Class A5, 6.18s, 2030		962,067	956,375
Ser. 99-1, Class A5, 6.11s, 2023		662,106	666,043
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		3,395,948	3,217,293
Ser. 99-5, Class M1A, 8.3s, 2026		312,000	235,797
Ser. 99-5, Class A4, 7.59s, 2028		69,296	68,634
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		712,336	712,948
GSAMP Trust FRB Ser. 06-HE5, Class A2C, 3.526s, 2036		877,000	647,832

ASSET-BACKED SECURITIES (12.3%)* continued

		Principal amount	Value

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 5.376s, 2030 (Cayman Islands)		$729,000	$529,327
FRB Ser. 05-1A, Class E, 5.176s, 2030 (Cayman Islands)		162,911	122,183
Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 3.706s, 2036		248,000	186,000
JPMorgan Mortgage Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 3.666s, 2035		211,000	183,827
Lehman ABS Manufactured Housing Contract Ser. 01-B,
Class A4, 5.27s, 2018		2,426,963	2,360,047
Lehman XS Trust FRB Ser. 07-6, Class 2A1, 3.586s, 2037		2,736,004	2,409,380
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 6.903s, 2036 (Cayman Islands)		1,485,000	1,138,809
FRB Ser. 02-1A, Class FFL, 6.524s, 2037 (Cayman Islands)		2,440,000	1,663,836
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.996s, 2035		497,000	298,200
FRB Ser. 06-4, Class 2A4, 3.636s, 2036		240,000	154,180
FRB Ser. 06-1, Class 2A3, 3.566s, 2036		269,000	242,100
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D,
6.328s, 2039 (United Kingdom)	GBP	1,700,000	3,196,614
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 6.626s, 2032		$2,025,781	1,539,594
MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 3.526s, 2036		126,000	100,937
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 5.416s, 2010		860,000	857,129
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		231,872	212,430
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 6.576s, 2034		458,000	229,000
FRB Ser. 05-HE2, Class M5, 4.056s, 2035		310,000	170,500
FRB Ser. 05-HE1, Class M3, 3.896s, 2034		310,000	251,100
FRB Ser. 06-NC4, Class M2, 3.676s, 2036		435,000	226,200
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 5.244s, 2039 (Cayman Islands)		500,000	405,250
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		255,593	245,040
Ser. 04-B, Class C, 3.93s, 2012		116,359	108,249
New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M3, 5.426s, 2033		30,211	8,761
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 3.536s, 2036		298,000	259,624
FRB Ser. 06-2, Class A2C, 3.526s, 2036		298,000	248,584
Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		2,066,558	1,367,601
Ser. 99-D, Class A1, 7.84s, 2029		1,865,361	1,606,609
Ser. 00-A, Class A2, 7.765s, 2017		267,405	228,199
Ser. 95-B, Class B1, 7.55s, 2021		542,000	346,880
Ser. 00-D, Class A4, 7.4s, 2030		1,945,000	1,340,161
Ser. 02-B, Class A4, 7.09s, 2032		772,488	736,568
Ser. 99-B, Class A4, 6.99s, 2026		1,980,310	1,851,590
Ser. 00-D, Class A3, 6.99s, 2022		835,646	794,884

ASSET-BACKED SECURITIES (12.3%)* continued

		Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 01-D, Class A4, 6.93s, 2031		$1,418,540	$1,062,039
Ser. 01-E, Class A4, 6.81s, 2031		1,876,297	1,638,360
Ser. 01-C, Class A2, 5.92s, 2017		2,144,338	963,428
Ser. 02-C, Class A1, 5.41s, 2032		2,392,096	2,166,653
Ser. 01-D, Class A2, 5.26s, 2019		283,729	197,162
Ser. 01-E, Class A2, 5.05s, 2019		1,862,265	1,415,321
Ser. 02-A, Class A2, 5.01s, 2020		526,365	474,471
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030		478,204	423,213
FRB Ser. 01-B, Class A2, 4.611s, 2018		106,056	91,553
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.379s, 2018 (Ireland)		1,695,000	1,491,600
FRB Ser. 05-A, Class E, 9.479s, 2012 (Ireland)		466,000	424,200
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 5.876s, 2035		783,000	156,600
Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 4.206s, 2036		202,000	142,410
FRB Ser. 04-MCW1, Class A2, 3.756s, 2034		214,657	185,108
Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1,
Class M10, 5.876s, 2034		146,885	14,689
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034 (In default) †		12,732	127
People’s Financial Realty Mortgage Securities Trust
FRB Ser. 06-1, Class 1A2, 3.506s, 2036		455,000	417,635
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s, 2042 (United Kingdom)	GBP	1,731,000	3,401,978
FRB Ser. 3, Class 3C, 6.296s, 2042 (United Kingdom)		$680,000	670,650
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 3.566s, 2036		323,000	301,117
FRB Ser. 07-RZ1, Class A2, 3.536s, 2037		293,000	251,395
Residential Asset Securities Corp.
Ser. 01-KS3, Class AII, 5.325s, 2031		3,283,439	3,069,194
FRB Ser. 05-EMX1, Class M2, 4.106s, 2035		705,000	497,025
Residential Asset Securities Corp. 144A FRB
Ser. 05-KS10, Class B, 6.126s, 2035		778,000	77,800
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		13,041	13,353
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †		33,837	34
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †		145,799	4,374
Ser. 03-10A, Class A, 7 1/2s, 2033
(Cayman Islands) (In default) †		96,609	10
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †		23,808	476
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †		14,179	43
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †		19,982	20

ASSET-BACKED SECURITIES (12.3%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands) (In default) †	$6,641	$66
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands) (In default) †	40,481	81
Sasco Net Interest Margin Trust 144A Ser. 03-BC1,
Class B, zero %, 2033 (Cayman Islands) (In default) †	530,404	53
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 4.026s, 2035	310,000	159,650
FRB Ser. 07-NC2, Class A2B, 3.516s, 2037	275,000	233,750
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 3.586s, 2036	507,000	370,729
FRB Ser. 06-FRE1, Class A2B, 3.556s, 2036	231,000	181,072
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 3.546s, 2036	240,000	207,778
FRB Ser. 06-3, Class A3, 3.536s, 2036	882,000	728,065
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 5.876s, 2036	463,000	27,780
South Coast Funding 144A FRB Ser. 3A, Class A2,
6.087s, 2038 (Cayman Islands)	200,000	30,000
Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 3.636s, 2036	240,000	151,275
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 5.831s, 2035	858,000	42,900
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.87s, 2015	3,453,921	3,367,573
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)	904,000	701,929
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037 (Cayman Islands)	756,000	533,373
Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 3.696s, 2037	106,000	62,862
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 4.231s, 2044 (United Kingdom)	722,440	577,952

Total asset-backed securities (cost $143,541,297)		$132,595,929

SENIOR LOANS (7.7%)* (c)

	Principal amount	Value

Basic Materials (0.7%)
Aleris International, Inc. bank term loan FRN
Ser. B, 6s, 2013	$521,053	$433,342
Celanese Corp. bank term loan FRN Ser. B, 6.479s,
2014	595,500	558,943
Domtar Corp. bank term loan FRN 5.364s, 2014 (Canada)	638,535	599,724
Georgia-Pacific Corp. bank term loan FRN Ser. B,
6.866s, 2013	1,617,000	1,489,951
Georgia-Pacific Corp. bank term loan FRN Ser. B2,
6.906s, 2012	595,500	548,711
Hexion Specialty Chemicals, Inc. bank term loan FRN 7.188s, 2013	493,750	462,616

SENIOR LOANS (7.7%)* (c) continued

	Principal amount	Value

Basic Materials continued
Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C, 7 1/8s, 2013	$39,800	$37,290
Momentive Performance Materials, Inc. bank term loan
FRN 7 1/8s, 2013	346,500	316,985
NewPage Holding Corp. bank term loan FRN 8.688s, 2014	175,000	169,458
Novelis, Inc. bank term loan FRN Ser. B, 6.83s, 2014	457,078	418,512
Novelis, Inc. bank term loan FRN Ser. B, 6.83s, 2014	1,005,572	920,727
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 6.46s, 2012	2,271,720	2,150,562
Smurfit-Stone Container Corp. bank term loan FRN
5.22s, 2010	43,665	41,579
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 7.058s, 2011	49,200	46,849
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 7.023s, 2011	57,325	54,566
		8,249,815

Capital Goods (0.2%)
BPC Holding Corp. bank term loan FRN 7.16s, 2015	297,750	256,102
Graham Packaging Co., LP bank term loan FRN 7.253s, 2011	198,500	183,116
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 4.73s, 2014	18,026	16,472
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 6.83s, 2014	211,441	193,204
Hexcel Corp. bank term loan FRN Ser. B, 6.464s, 2012	345,442	338,533
Mueller Water Products, Inc. bank term loan FRN
Ser. B, 6.727s, 2014	699,806	659,567
Polypore, Inc. bank term loan FRN Ser. B, 7.1s, 2014	203,955	190,698
Sequa Corp. bank term loan FRN 8.08s, 2014	330,000	313,775
Terex Corp. bank term loan FRN Ser. D, 6.58s, 2013	98,500	97,515
Transdigm, Inc. bank term loan FRN 6.858s, 2013	450,000	430,313
		2,679,295

Communication Services (0.4%)
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 6 5/8s, 2012	541,884	531,859
Hawaiian Telcom Communications, Inc. bank term loan
FRN Ser. C, 7.08s, 2014	653,781	573,693
Intelsat, Ltd. bank term loan FRN Ser. B, 6.35s, 2013 (Bermuda)	1,185,000	1,103,235
MetroPCS Wireless, Inc. bank term loan FRN 7.165s, 2013	444,375	414,071
PAETEC Holding Corp. bank term loan FRN Ser. B1, 7.203s, 2013	145,000	136,360
PanAmSat Corp. bank term loan FRN Ser. B, 6.6s, 2013	1,185,000	1,030,104
Time Warner Telecom, Inc. bank term loan FRN Ser. B,
6.85s, 2013	217,340	205,386
		3,994,708

Consumer Cyclicals (1.5%)
Adesa, Inc. bank term loan FRN 7.08s, 2013	670,815	584,926
Allison Transmission bank term loan FRN Ser. B, 7.43s, 2014	468,825	408,966
CCM Merger, Inc. bank term loan FRN Ser. B, 6.997s, 2012	129,362	120,307

SENIOR LOANS (7.7%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Cenveo, Inc. bank term loan FRN Ser. B, 6.66s, 2014	$470,807	$433,731
Cenveo, Inc. bank term loan FRN Ser. DD, 6.66s, 2014	15,688	14,452
Claire’s Stores, Inc. bank term loan FRN 7.59s, 2014	729,200	592,840
Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. B, 7 3/8s, 2012	446,886	422,308
Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. C, 7 3/8s, 2012	1,116,871	1,055,443
Dex Media West, LLC bank term loan FRN Ser. B1, 6.378s, 2010	722,753	698,962
GateHouse Media, Inc. bank term loan FRN Ser. B, 7.41s, 2014	430,000	346,150
GateHouse Media, Inc. bank term loan FRN Ser. B, 7.07s, 2014	1,012,283	793,630
GateHouse Media, Inc. bank term loan FRN Ser. DD, 6 1/2s, 2014	377,717	296,130
Golden Nugget, Inc. bank term loan FRN Ser. B, 5.655s, 2014	200,455	178,405
Golden Nugget, Inc. bank term loan FRN Ser. DD,
7 1/2s, 2014 (U)	114,545	101,945
Goodyear Tire & Rubber Co. (The) bank term loan FRN
6.43s, 2010	3,050,000	2,775,500
Isle of Capri Casinos, Inc. bank term loan FRN 6.58s, 2014	411,657	356,769
Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 5.035s, 2014	124,118	107,569
Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 6.58s, 2014	164,663	142,708
Landsource, Inc. bank term loan FRN 7.761s, 2013	165,975	127,445
Lear Corp bank term loan FRN 7.347s, 2013	1,006,952	955,503
Michaels Stores, Inc. bank term loan FRN Ser. B, 7.583s, 2013	645,101	548,922
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
6.686s, 2013	852,873	781,089
Nortek Holdings, Inc. bank term loan FRN Ser. B, 7.1s, 2011	299,865	274,377
Reader’s Digest Association, Inc. (The) bank term
loan FRN 7.187s, 2014	818,813	707,591
Standard-Pacific Corp. bank term loan FRN Ser. B, 6.655s, 2013	179,999	128,100
Tribune Co. bank term loan FRN Ser. B, 7.91s, 2014	1,875,575	1,396,131
TRW Automotive, Inc. bank term loan FRN Ser. B, 6.688s, 2014	368,150	355,111
United Components, Inc. bank term loan FRN Ser. D, 6.865s, 2012	804,444	764,222
Visant Holding Corp. bank term loan FRN Ser. C, 6.718s, 2010	466,809	455,917
		15,925,149

Consumer Staples (2.3%)
Affinion Group, Inc. bank term loan FRN Ser. B, 7.443s, 2013	1,575,844	1,468,162
Cablevision Systems Corp. bank term loan FRN 6.896s, 2013	2,112,375	1,938,670
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 6.668s, 2013	1,339,875	1,160,667
Charter Communications, Inc. bank term loan FRN 7.343s, 2014	400,000	300,000
Charter Communications, Inc. bank term loan FRN 5.26s, 2014	3,560,417	3,098,246
Cinemark, Inc. bank term loan FRN 6.505s, 2013	586,235	533,565
Citadel Communications bank term loan FRN Ser. B, 6.465s, 2014	835,000	711,838
Dean Foods Co. bank term loan FRN Ser. B, 6.58s, 2014	1,488,750	1,384,538
Gray Television, Inc. bank term loan FRN Ser. B, 6.21s, 2014	350,000	312,813
Idearc, Inc. bank term loan FRN Ser. B, 6.83s, 2014	2,323,266	2,112,060
Insight Midwest, LP bank term loan FRN 6.48s, 2014	243,776	222,175
Jarden Corp. bank term loan FRN Ser. B1, 6.58s, 2012	520,973	485,952
Jarden Corp. bank term loan FRN Ser. B2, 6.58s, 2012	248,092	231,414

SENIOR LOANS (7.7%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Mediacom Communications Corp. bank term loan FRN
Ser. C, 5.468s, 2015	$977,625	$861,357
Mediacom Communications Corp. bank term loan FRN
Ser. DD, 5.467s, 2015	237,600	209,173
MGM Studios, Inc. bank term loan FRN Ser. B, 8.108s, 2011	1,197,680	1,059,947
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 7.483s, 2014	597,000	535,061
Prestige Brands, Inc. bank term loan FRN Ser. B, 6.978s, 2011	823,735	796,449
R.H. Donnelley, Inc. bank term loan FRN 6.514s, 2011	1,641,346	1,553,534
R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 6.435s, 2011	615,568	583,558
Rental Service Corp. bank term loan FRN 8.15s, 2013	890,000	753,534
Six Flags Theme Parks bank term loan FRN 7 1/4s, 2015	1,273,600	1,095,296
Spanish Broadcasting Systems, Inc. bank term loan
FRN 6.58s, 2012	779,950	700,655
Spectrum Brands, Inc. bank term loan FRN 4.45s, 2013	34,048	31,483
Spectrum Brands, Inc. bank term loan FRN Ser. B1, 8.651s, 2013	670,019	619,097
Universal City Development Partners bank term loan
FRN Ser. B, 6.451s, 2011	1,136,666	1,112,512
Warner Music Group bank term loan FRN Ser. B, 6.727s, 2011	457,956	425,900
Young Broadcasting, Inc. bank term loan FRN Ser. B, 7.155s, 2012	472,476	422,866
		24,720,522

Energy (0.4%)
CR Gas Storage bank term loan FRN 7.323s, 2013	101,684	95,583
CR Gas Storage bank term loan FRN 6.741s, 2013	107,682	101,221
CR Gas Storage bank term loan FRN Ser. B, 7.323s, 2013	627,018	589,396
Enterprise GP Holdings, LP bank term loan FRN 6.751s, 2014	430,000	424,625
EPCO Holding, Inc. bank term loan FRN Ser. A, 5.739s, 2012	440,000	425,700
Hercules Offshore, Inc. bank term loan FRN Ser. B, 6.58s, 2013	129,350	123,594
Meg Energy Corp. bank term loan FRN 6.83s, 2013 (Canada)	221,063	209,015
Meg Energy Corp. bank term loan FRN Ser. DD, 6.991s,
2013 (Canada) (U)	224,904	206,536
Niska Gas Storage bank term loan FRN Ser. DD, 6.808s, 2013	68,880	64,747
Petroleum Geo-Services ASA bank term loan FRN 6.58s,
2015 (Norway)	293,525	276,892
Targa Resources, Inc. bank term loan FRN 6.903s, 2012	420,841	401,693
Targa Resources, Inc. bank term loan FRN 4.705s, 2012	236,129	225,385
Western Refining, Inc. bank term loan FRN 6.595s, 2014	1,385,893	1,262,317
		4,406,704

Financial (0.2%)
Hub International, Ltd. bank term loan FRN Ser. B, 7.33s, 2014	280,454	249,604
Hub International, Ltd. bank term loan FRN Ser. DD,
7.337s, 2014 (U)	62,965	56,039
Nuveen Investments, Inc. bank term loan FRN Ser. B, 7.29s, 2014	705,000	681,427
Realogy Corp. bank term loan FRN 5.32s, 2013	406,292	339,761
Realogy Corp. bank term loan FRN Ser. B, 7.505s, 2013	1,509,083	1,261,971
		2,588,802

SENIOR LOANS (7.7%)* (c) continued

	Principal amount	Value

Health Care (0.7%)
Carestream Health, Inc. bank term loan FRN 6.996s, 2013	$772,003	$679,363
Community Health Systems, Inc. bank term loan FRN
Ser. B, 7.331s, 2014	1,176,392	1,082,055
Community Health Systems, Inc. bank term loan FRN
Ser. DD, 7 3/4s, 2014 (U)	59,836	55,037
Davita, Inc. bank term loan FRN Ser. B, 6.277s, 2012	550,000	519,625
Health Management Associates, Inc. bank term loan
FRN 6.58s, 2014	2,409,790	2,111,578
Healthsouth Corp. bank term loan FRN Ser. B, 6.922s, 2013	949,135	884,277
IASIS Healthcare, LLC/ IASIS Capital Corp. bank term
loan FRN Ser. DD, 7.151s, 2014 (U)	131,161	118,919
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 8.494s, 2014	703,785	643,963
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	34,976	31,712
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 5.248s, 2014	380,984	345,426
LifePoint, Inc. bank term loan FRN Ser. B, 6.715s, 2012	142,618	132,635
Mylan, Inc. bank term loan FRN Ser. B, 7.212s, 2014	280,000	273,150
Psychiatric Solutions, Inc. bank term loan FRN Ser. B, 6.792s, 2012	410,178	394,284
		7,272,024

Technology (0.5%)
Activant Solutions Holdings, Inc. bank term loan FRN
Ser. B, 6.771s, 2013	350,000	319,375
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B2, 6.628s, 2013	98,500	94,083
AMI Semiconductor, Inc. bank term loan FRN 6.83s, 2012	623,348	617,115
Aspect Software, Inc. bank term loan FRN 7.938s, 2011	44,203	42,213
Compucom Systems, Inc. bank term loan FRN 8.35s, 2014	389,025	352,068
First Data Corp. bank term loan FRN Ser. B1, 7.63s, 2014	364,088	327,844
First Data Corp. bank term loan FRN Ser. B3, 7.63s, 2014	364,088	328,506
Flextronics International, Ltd. bank term loan FRN
Ser. B, 7.455s, 2014 (Singapore)	342,891	332,175
Flextronics International, Ltd. bank term loan FRN
Ser. B, 7.394s, 2014 (Singapore)	1,193,259	1,155,970
JDA Software Group, Inc. bank term loan FRN Ser. B, 6.931s, 2013	85,339	83,633
Sabre Holdings Corp. bank term loan FRN 7.21s, 2014	534,494	437,083
SunGard Data Systems, Inc. bank term loan FRN 6.898s, 2014	1,163,251	1,075,644
Travelport bank term loan FRN 7.33s, 2013	12,491	11,468
Travelport bank term loan FRN Ser. B, 7.08s, 2013	62,253	57,156
		5,234,333

Transportation (0.2%)
Delta Airlines, Inc. bank term loan FRN 6.832s, 2012	141,750	129,878
Navistar Financial Corp. bank term loan FRN 5.957s, 2012	314,667	283,200
Navistar International Corp. bank term loan FRN 6.501s, 2012	865,333	778,800
United Airlines Corp. bank term loan FRN Ser. B, 6.784s, 2014	1,075,833	963,880
		2,155,758

SENIOR LOANS (7.7%)* (c) continued

		Principal amount	Value

Utilities & Power (0.6%)
Dynegy Holdings, Inc. bank term loan FRN 6.355s, 2013		$1,505,000	$1,379,333
Energy Future Holdings bank term loan FRN Ser. B2, 8.396s, 2014		942,638	865,084
Energy Future Holdings bank term loan FRN Ser. B3, 8.396s, 2014		1,251,863	1,153,563
Mirant North America, LLC. bank term loan FRN 6.595s, 2013		120,280	114,517
NRG Energy, Inc. bank term loan FRN 8s, 2014 (U)		355,000	351,302
NRG Energy, Inc. bank term loan FRN 6.58s, 2014		434,871	398,233
NRG Energy, Inc. bank term loan FRN 6.58s, 2014		941,899	862,544
Reliant Energy, Inc. bank term loan FRN 4.501s, 2014		890,000	805,450
			5,930,026

Total senior loans (cost $91,535,058)			$83,157,136

PURCHASED OPTIONS OUTSTANDING (2.1%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.37% versus the
three month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.370	$40,437,000	$2,778,426
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	40,437,000	2,747,694
Option on an interest rate swap
with Goldman Sachs International for
the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	40,437,000	2,747,694
Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	40,437,000	955,931
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay a
fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.370	40,437,000	940,565

PURCHASED OPTIONS OUTSTANDING (2.1%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate of 4.0625%
versus the six month EUR-EURIBOR-Telerate
maturing March 25, 2011.	Mar-09/4.063	EUR	17,330,000	$203,663
Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.16% versus the six-month
EUR-EURIBOR-Telerate maturing on
March 26, 2014.	Mar-12/4.160	EUR	12,120,000	195,081
Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate of 4.16% versus
the six month EUR-EURIBOR-Telerate
maturing March 26, 2014.	Mar-12/4.160	EUR	12,120,000	123,504
Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.0625% versus the
six-month EUR-EURIBOR-Telerate
maturing on March 25, 2011.	Mar-09/4.063	EUR	17,330,000	111,628
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for
the right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355		$40,437,000	955,931
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for
the right to receive a fixed rate of 5.45%
versus the three month USD-LIBOR-BBA
maturing on May 28, 2018.	May-08/5.450		58,857,000	5,439,564
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.1975%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.198		49,355,000	3,639,931
Option on an interest rate swap
with Goldman Sachs International for
the right to receive a fixed rate
of 5.16% versus the three month
USD-LIBOR-BBA maturing April 28, 2018.	Apr-08/5.160		16,675,000	1,188,594
Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 5.1975%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.198		49,355,000	120,426

PURCHASED OPTIONS OUTSTANDING (2.1%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.45% versus
the three month USD-LIBOR-BBA
maturing on May 28, 2018.	May-08/5.450	$58,857,000	$82,400
Option on an interest rate swap
with Goldman Sachs International for
the right to pay a fixed rate of 5.16%
versus the three month USD-LIBOR-BBA
maturing April 28, 2018.	Apr-08/5.160	16,675,000	32,850

Total purchased options outstanding (cost $14,108,468)			$22,263,882

COMMON STOCKS (—%)*

		Shares	Value

AboveNet, Inc. †		466	$35,300
Bohai Bay Litigation, LLC (Units) (F)		1,327	18,783
Contifinancial Corp. Liquidating Trust Units (F) †		5,373,919	537
Mediq, Inc. (F) †		2,781	1,688
VFB LLC (acquired various dates from 06/22/99
through 12/08/03, cost $1,311,474) (F) ‡ †		1,795,382	37,139
XCL Warranty Escrow (F)		1,327	94,737

Total common stocks (cost $4,180,954)			$188,184

CONVERTIBLE PREFERRED STOCKS (—%)* (cost $221,464)

		Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.		4,826	$161,671

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	230	$13,570
AboveNet, Inc.	9/08/08	20.00	196	10,780
Dayton Superior Corp. 144A (F)	6/15/09	.01	1,980	6,107
New ASAT Finance, Ltd.
(Cayman Islands) (F)	2/01/11	.01	6,500	155
Smurfit Kappa Group PLC
144A (Ireland)	10/01/13	EUR .001	960	67,028

Total warrants (cost $73,048)				$97,640

SHORT-TERM INVESTMENTS (3.1%)*

		Principal amount/shares	Value

Putnam Prime Money Market Fund (e)		14,454,239	$14,454,239
Short-term investments held as collateral for loaned
securities with yields ranging from 2.60% to 5.25%
and due dates ranging from February 1, 2008
to March 24, 2008 (d)		$6,213,389	6,204,430
U.S. Treasury Bills with yields ranging from 2.90%
to 4.01%, March 27, 2008 #		7,078,000	7,038,125
Egypt Treasury Bill for an effective yield of 7.09%,
June 3, 2008	EGP	31,400,000	5,534,906

Total short-term investments (cost $33,249,417)			$33,231,700

TOTAL INVESTMENTS

Total investments (cost $1,650,040,242)			$1,702,290,179

Key to holding’s currency abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona

   * Percentages indicated are based on net assets of $1,076,864,056.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2008 was $37,139 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

  # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2008.

## Forward commitments, in part or in entirety (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at January 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at January 31, 2008.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At January 31, 2008, liquid assets totaling $818,633,640 have been designated as collateral for open forward commitments, swap contracts, forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at January 31, 2008 (as a percentage of Portfolio Value):

Argentina	1.1%
Austria	0.7
Canada	0.9
Cayman Islands	0.7
France	2.0
Ireland	1.8
Japan	4.9
Luxembourg	1.0
Mexico	0.8
Russia	0.9
Sweden	0.6
United Kingdom	1.6
United States	79.7
Other	3.3

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 1/31/08 (aggregate face value $184,037,488) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$43,551,672	$42,954,347	4/16/08	$ 597,325
British Pound	44,107,499	43,743,503	3/19/08	363,996
Canadian Dollar	5,494,815	5,523,858	4/16/08	(29,043)
Danish Krone	2,778,445	2,735,049	3/19/08	43,396
Euro	5,644,082	5,622,235	3/19/08	21,847
Indian Rupee	3,625,041	3,613,118	2/20/08	11,923
Japanese Yen	3,130,795	3,107,750	2/20/08	23,045
Malaysian Ringgit	3,759,170	3,665,139	2/20/08	94,031
Mexican Peso	6,505,908	6,442,574	4/16/08	63,334
Norwegian Krone	53,259,586	52,632,854	3/19/08	626,732
Polish Zloty	8,629,755	8,539,384	3/19/08	90,371
Swedish Krona	94,250	92,242	3/19/08	2,008
Swiss Franc	5,460,846	5,365,435	3/19/08	95,411

Total				$2,004,376

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/08 (aggregate face value $264,049,273) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 6,523,673	$ 6,424,160	4/16/08	$ (99,513)
British Pound	26,919,844	27,725,906	3/19/08	806,062
Canadian Dollar	25,505,913	25,642,769	4/16/08	136,856
Euro	69,290,420	68,624,045	3/19/08	(666,375)
Hungarian Forint	7,172,276	7,192,322	3/19/08	20,046
Japanese Yen	60,716,071	57,160,881	2/20/08	(3,555,190)
Norwegian Krone	9,908,956	9,894,568	3/19/08	(14,388)
South African Rand	5,355,274	5,808,997	4/16/08	453,723
Swedish Krona	39,809,041	39,518,602	3/19/08	(290,439)
Swiss Franc	16,595,747	16,032,778	3/19/08	(562,969)
Taiwan Dollar	24,209	24,245	2/20/08	36

Total				$(3,772,151)

FUTURES CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Short)	397	$250,815,215	Mar-08	$ (362,201)
Canadian Government Bond 10 yr (Long)	20	2,314,206	Mar-08	19,735
Euro-Bobl 5 yr (Short)	120	19,740,750	Mar-08	(232,365)
Euro-Bund 10 yr (Short)	228	39,578,074	Mar-08	(161,569)
Euro-Dollar 90 day (Long)	1,597	386,853,288	Sep-09	6,609,444
Euro-Dollar 90 day (Short)	2,408	587,010,200	Jun-08	(13,441,960)
Euro-Dollar 90 day (Short)	1,597	389,488,338	Sep-08	(8,809,232)
Euro-Schatz 2 yr (Long)	1,537	238,955,970	Mar-08	919,015
Japanese Government Bond 10 yr (Long)	118	152,753,501	Mar-08	1,817,282
U.K. Gilt 10 yr (Long)	52	11,440,634	Mar-08	46,423
U.S. Treasury Bond 20 yr (Long)	737	87,933,313	Mar-08	1,711,974
U.S. Treasury Note 2 yr (Short)	572	121,961,125	Mar-08	(1,443,263)
U.S. Treasury Note 5 yr (Long)	557	62,941,000	Mar-08	1,665,890
U.S. Treasury Note 10 yr (Long)	141	16,457,344	Mar-08	(30,749)

Total				$(11,691,576)

WRITTEN OPTIONS OUTSTANDING at 1/31/08 (premiums received $18,091,687) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Merrill Lynch
Capital Services, Inc. for the obligation to pay a
fixed rate of 5.83% versus the three month
USD-LIBOR-BBA maturing on July 16, 2018.	$68,738,000	Jul-08/5.830	$8,084,276
Option on an interest rate swap with Merrill Lynch
Capital Services, Inc. for the obligation to receive
a fixed rate of 5.83% versus the three month
USD-LIBOR-BBA maturing on July 16, 2018.	68,738,000	Jul-08/5.830	69,425

WRITTEN OPTIONS OUTSTANDING at 1/31/08 (premiums received $18,091,687) (Unaudited) continued

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank for
the obligation to receive a fixed rate of 4.40% versus
the six-month EUR-EURIBOR-Telerate
maturing on March 26, 2022.	EUR	2,820,000	Mar-12/4.400	$ 210,129
Option on an interest rate swap with Citibank for
the obligation to receive a fixed rate of 4.56% versus
the six-month EUR-EURIBOR-Telerate
maturing on March 24, 2027.	EUR	2,540,000	Mar-17/4.560	200,941
Option on an interest rate swap with Citibank for
the obligation to pay a fixed rate of 4.56% versus
the six-month EUR-EURIBOR-Telerate maturing
on March 24, 2027.	EUR	2,540,000	Mar-17/4.560	85,130
Option on an interest rate swap with Citibank for
the obligation to pay a fixed rate of 4.40% versus
the six-month EUR-EURIBOR-Telerate maturing
on March 28, 2022.	EUR	2,820,000	Mar-12/4.400	82,390
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.775% versus the three month
USD-LIBOR-BBA maturing on March 14, 2018.	$150,842,000		Mar-08/4.775	6,498,273
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.00% versus the three month
USD-LIBOR-BBA maturing on December 19, 2018.		9,815,000	Dec-08/5.000	548,757
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.775% versus the three month
USD-LIBOR-BBA maturing on March 14, 2018.	150,842,000		Mar-08/4.775	393,698
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.00% versus the three month
USD-LIBOR-BBA maturing on December 19, 2018.		9,815,000	Dec-08/5.000	166,757
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 4.405% versus the three month
USD-LIBOR-BBA maturing April 16, 2018.		97,009,000	Apr-08/4.405	2,534,166
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 4.405% versus the three
month USD-LIBOR-BBA maturing April 16, 2018.		97,009,000	Apr-08/4.405	1,568,636
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.515% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.		32,011,000	May-12/5.515	1,957,153

WRITTEN OPTIONS OUTSTANDING at 1/31/08 (premiums received $18,091,687) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation
to receive a fixed rate of 5.515% versus the
three month USD-LIBOR-BBA maturing on
May 14, 2022.	$32,011,000	May-12/5.515	$ 1,402,082
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	19,551,000	May-12/5.510	1,201,221
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	19,551,000	May-12/5.510	879,038
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.52% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	12,805,000	May-12/5.520	783,794
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.52% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	12,805,000	May-12/5.520	582,346

Total			$27,248,212

TBA SALE COMMITMENTS OUTSTANDING at 1/31/08 (proceeds receivable $282,571,250) (Unaudited)

	Principal	Settlement
	amount	date	Value

FNMA, 6 1/2s, February 1, 2038	$ 1,000,000	2/12/08	$ 1,037,266
FNMA, 5 1/2s, March 1, 2038	9,000,000	3/12/08	9,099,844
FNMA, 5 1/2s, February 1, 2038	189,000,000	2/12/08	191,436,323
FNMA, 5s, February 1, 2038	82,000,000	2/12/08	81,602,808

Total			$283,176,241

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$900,000		9/1/15	3 month USD-LIBOR-BBA	4.53%	$ 39,886

	105,277,000		9/24/09	3 month USD-LIBOR-BBA	4.7375%	4,242,886

	32,700,000		3/30/09	3.075%	3 month USD-LIBOR-BBA	(250,577)

	6,900,000		1/27/14	4.35%	3 month USD-LIBOR-BBA	(227,783)

Citibank, N.A.
AUD	20,500,000		12/11/17	6 month AUD-BBR-BBSW	7.04%	120,618

	$7,510,000	(E)	1/19/38	5.34%	3 month USD-LIBOR-BBA	28,914

EUR	5,090,000	(E)	1/18/38	6 month EUR-EURIBOR-
				Reuters	4.9875%	(15,371)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. continued
AUD	8,050,000		1/4/10	7.405%	3 month AUD-BBR-BBSW	$ (18,765)

AUD	2,130,000		1/4/18	6.985%	6 month AUD-BBR-BBSW	(7,377)

AUD	7,230,000		1/4/13	6 month AUD-BBR-BBSW	7.37%	33,620

AUD	20,500,000		12/14/17	6 month AUD-BBR-BBSW	7.0875%	172,534

	$46,380,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,847,698)

	23,700,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	(1,956,352)

JPY	2,230,000,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(761,858)

	$10,000,000		9/17/09	3 month USD-LIBOR-BBA	4.765%	406,095

	74,193,000		11/23/17	4.885%	3 month USD-LIBOR-BBA	(3,741,986)

	105,170,000		10/26/12	4.6275%	3 month USD-LIBOR-BBA	(6,456,496)

	30,982,000		11/9/17	5.0825%	3 month USD-LIBOR-BBA	(2,106,225)

	30,150,000		11/9/09	4.387%	3 month USD-LIBOR-BBA	(764,243)

Citibank, N.A., London
EUR	25,680,000		8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	1,232,119

JPY	2,600,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	776,980

JPY	25,769,748,000		4/3/08	1.165%	6 month JPY-LIBOR-BBA	(57,393)

Credit Suisse First Boston International
	$11,257,600		7/9/14	4.945%	3 month USD-LIBOR-BBA	(705,957)

Credit Suisse International
	7,960,000	(E,F)	2/1/38	5.2975%	3 month USD-LIBOR-BBA	47,200

EUR	5,090,000	(E,F)	2/1/38	6 month EUR-EURIBOR-
				Reuters	5.011%	2,983

GBP	6,640,000		1/16/18	6 month GBP-LIBOR-BBA	4.8975%	(90,371)

GBP	23,720,000		1/14/13	4.8825%	6 month GBP-LIBOR-BBA	198,574

GBP	27,660,000		1/14/10	6 month GBP-LIBOR-BBA	4.9125%	(56,833)

EUR	5,090,000	(E)	2/1/38	6 month EUR-EURIBOR-
				Reuters	5.085%	44,371

	$7,960,000	(E)	2/1/38	5.3625%	3 month USD-LIBOR-BBA	16,159

EUR	56,330,000		7/4/15	3.93163%	6 month
					EUR-EURIBOR-Telerate	82,891

GBP	2,910,000		4/3/36	7,330,962 GBP at maturity	6 month GBP-LIBOR-BBA	722,569

	$1,153,000		8/29/12	5.04556%	3 month USD-LIBOR-BBA	(90,435)

	2,070,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	201,902

	14,923,740		11/6/17	4.97021%	3 month USD-LIBOR-BBA	(880,025)

Deutsche Bank AG
ZAR	23,880,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(86,673)

	$3,250,000		11/7/17	3 month USD-LIBOR-BBA	5.056%	214,602

	4,723,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	460,669

Goldman Sachs International
GBP	3,880,000		1/25/38	4.41%	6 month GBP-LIBOR-BBA	(22,544)

EUR	23,610,000		2/4/13	4.0525%	6 month EUR-EURIBOR-Reuters	—

CHF	36,400,000		2/4/13	6 month CHF-LIBOR-BBA	2.8125%	—

AUD	10,280,000		1/4/18	7.015%	6 month AUD-BBR-BBSW	(34,003)

AUD	35,550,000		1/4/13	6 month AUD-BBR-BBSW	7.37%	118,352

GBP	3,880,000		1/7/38	4.33625%	6 month GBP-LIBOR-BBA	423,688

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
	$7,960,000	(E)	1/25/38	5.175%	3 month USD-LIBOR-BBA	$ 133,250

EUR	5,090,000	(E)	1/25/38	6 month EUR-EURIBOR-Reuters5.045%		19,838

AUD	26,350,000		12/21/09	7.385%	3 month AUD-BBR-BBSW	(34,806)

AUD	5,910,000		12/21/17	7.10%	6 month AUD-BBR-BBSW	(46,295)

AUD	23,700,000		12/21/12	6 month AUD-BBR-BBSW	7.42%	104,479

AUD	39,670,000		1/4/10	7.37%	3 month AUD-BBR-BBSW	(50,925)

JPY	1,465,300,000		6/10/16	1.953%	6 month JPY-LIBOR-BBA	(583,126)

	$144,500,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	(5,375,400)

	158,900,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	3,150,987

	51,830,600		9/21/17	5.149%	3 month USD-LIBOR-BBA	(4,369,075)

	185,880,600		9/21/09	3 month USD-LIBOR-BBA	4.60%	6,952,451

	2,070,000		9/14/17	5.0625%	3 month USD-LIBOR-BBA	(159,973)

	4,243,000		9/14/14	4.906%	3 month USD-LIBOR-BBA	(306,413)

	3,190,000		9/14/09	3 month USD-LIBOR-BBA	4.717%	126,027

	700,000		7/25/09	5.327%	3 month USD-LIBOR-BBA	(26,061)

	96,335,000		9/19/09	3 month USD-LIBOR-BBA	4.763%	3,929,989

JPMorgan Chase Bank, N.A.
	58,161,000		12/11/17	3 month USD-LIBOR-BBA	4.65%	1,730,934

	13,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	(502,423)

	30,500,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	3,584,608

	139,343,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	914,754

	45,120,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(5,017,874)

	56,000,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	1,479,924

JPY	11,230,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(3,995,221)

JPY	2,368,570,000		1/31/2018	1.60%	6 month JPY-LIBOR-BBA	(7,031)

JPY	971,670,000		2/1/2038	6 month JPY-LIBOR-BBA	2.44%	18,826

	$105,544,000		1/31/2018	3 month USD-LIBOR-BBA	4.25%	(92,039)

JPY	2,368,570,000		1/31/2018	1.645%	6 month JPY-LIBOR-BBA	(100,147)

JPY	971,670,000		1/31/2038	6 month JPY-LIBOR-BBA	2.4625%	63,842

	$20,430,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(1,697,756)

	66,000,000		3/6/16	3 month USD-LIBOR-BBA	5.176%	5,908,558

	297,249,000		4/27/09	5.034%	3 month USD-LIBOR-BBA	(11,935,811)

	30,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	1,395,063

	14,680,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(1,188,054)

	13,200,000		8/13/12	3 month USD-LIBOR-BBA	5.2%	1,143,168

	1,640,000		11/7/17	3 month USD-LIBOR-BBA	5.05771%	108,528

	114,678,000		10/30/12	4.68375%	3 month USD-LIBOR-BBA	(7,325,499)

	5,641,000		8/29/17	5.2925%	3 month USD-LIBOR-BBA	(549,474)

	165,391,000		11/30/17	4.705%	3 month USD-LIBOR-BBA	(5,826,754)

	2,577,000		8/29/17	5.263%	3 month USD-LIBOR-BBA	(245,157)

	41,913,000		9/11/27	5.27%	3 month USD-LIBOR-BBA	(3,364,318)

	100,000		7/25/17	3 month USD-LIBOR-BBA	5.652%	11,402

	30,982,000		11/9/17	5.0895%	3 month USD-LIBOR-BBA	(2,124,069)

	30,150,000		11/9/09	4.3975%	3 month USD-LIBOR-BBA	(770,391)

	3,134,000		9/27/17	5.2335%	3 month USD-LIBOR-BBA	(286,256)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
	$51,830,600		9/21/17	5.15%	3 month USD-LIBOR-BBA	$(4,373,408)

	185,880,600		9/21/09	3 month USD-LIBOR-BBA	4.6125%	6,998,017

Lehman Brothers Special Financing, Inc.
EUR	99,420,000		12/18/09	6 month EUR-EURIBOR-
				Reuters	4.662%	1,466,725

	$109,767,000		12/11/17	3 month USD-LIBOR-BBA	4.839%	4,990,609

	7,510,000	(E)	1/4/38	5.3%	3 month USD-LIBOR-BBA	53,021

GBP	1,620,000		12/28/37	4.755%	6 month GBP-LIBOR-BBA	(32,306)

GBP	6,540,000		12/27/17	6 month GBP-LIBOR-BBA	5.11%	98,369

EUR	5,090,000	(E)	1/4/38	6 month EUR-EURIBOR-
				Reuters	4.94%	(44,901)

GBP	5,810,000		12/27/12	5.1825%	6 month GBP-LIBOR-BBA	(80,694)

	$25,921,000		1/16/18	4.375%	3 month USD-LIBOR-BBA	(204,275)

EUR	5,090,000	(E)	1/8/38	6 month EUR-EURIBOR-
				Reuters	4.95%	(38,692)

	$7,510,000	(E)	1/8/38	5.365%	3 month USD-LIBOR-BBA	14,569

EUR	23,800,000		12/18/17	4.712%	6 month EUR-EURIBOR-Reuters	(906,170)

JPY	4,600,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	(844,086)

	$1,789,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(217,659)

	108,143,000		8/3/08	3 month USD-LIBOR-BBA	5.425%	2,934,010

	18,882,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	1,675,772

GBP	2,685,000		3/15/36	6,499,937.50 GBP at
				maturity	6 month GBP-LIBOR-BBA	782,893

	$80,954,000		6/14/17	3 month USD-LIBOR-BBA	5.8725%	10,508,886

EUR	13,330,000		8/1/17	6 month EUR-EURIBOR-
				Telerate	4.719%	592,981

	$66,339,000		3/15/09	4.9298%	3 month USD-LIBOR-BBA	(2,259,035)

JPY	2,655,800,000		6/10/16	1.7775%	6 month JPY-LIBOR-BBA	(702,830)

	$7,000,000		9/17/17	3 month USD-LIBOR-BBA	5.131%	581,083

	5,285,000		9/11/17	5.0525%	3 month USD-LIBOR-BBA	(403,844)

	760,000		11/7/17	3 month USD-LIBOR-BBA	5.05521%	50,137

	182,914,000		8/31/09	3 month USD-LIBOR-BBA	4.89%	7,848,592

	1,310,000		9/14/17	3 month USD-LIBOR-BBA	5.055%	100,416

	105,170,000		10/26/12	4.61375%	3 month USD-LIBOR-BBA	(6,389,578)

	51,830,600		9/24/17	5.285%	3 month USD-LIBOR-BBA	(4,962,965)

	182,914,000		9/4/09	3 month USD-LIBOR-BBA	4.836%	7,612,415

	38,636,000		9/4/27	5.4475%	3 month USD-LIBOR-BBA	(4,038,405)

	198,421,000		9/11/09	3 month USD-LIBOR-BBA	4.6525%	7,545,494

	38,636,000		8/31/27	5.4925%	3 month USD-LIBOR-BBA	(4,311,615)

	30,150,000		11/9/09	4.403%	3 month USD-LIBOR-BBA	(773,482)

	30,982,000		11/9/17	5.067%	3 month USD-LIBOR-BBA	(2,066,094)

	134,070,000		6/12/17	3 month USD-LIBOR-BBA	5.717%	15,734,513

	64,223,300		9/19/09	3 month USD-LIBOR-BBA	4.755%	2,609,758

	185,880,600		9/24/09	3 month USD-LIBOR-BBA	4.695%	7,337,114

Merrill Lynch Capital Services, Inc.
JPY	1,465,300,000		6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(631,332)

	$105,170,000		10/26/12	4.6165%	3 month USD-LIBOR-BBA	(6,402,961)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Derivative Products AG
JPY	732,600,000		6/11/17	2.05625%	6 month JPY-LIBOR-BBA	$ (322,253)

Morgan Stanley Capital Services, Inc.
EUR	6,700,000	(E)	3/3/38	6 month EUR-EURIBOR-
				Reuters	4.785%	151,796

EUR	13,390,000	(E)	3/5/18	6 month EUR-EURIBOR-
				Reuters	4.5375%	(267,113)

EUR	24,060,000	(E)	3/4/13	4.315%	6 month EUR-EURIBOR-Reuters	(431,289)

EUR	56,500,000	(E)	3/3/10	6 month EUR-EURIBOR-
				Reuters	4.265%	575,163

	$881,000		8/29/17	5.26021%	3 month USD-LIBOR-BBA	(83,599)

EUR	6,700,000	(E)	2/12/38	6 month EUR-EURIBOR-
				Reuters	4.71%	31,794

EUR	56,500,000	(E)	2/12/10	6 month EUR-EURIBOR-
				Reuters	4.305%	605,293

EUR	13,390,000	(E)	2/12/18	4.525%	6 month EUR-EURIBOR-Reuters	(248,987)

EUR	24,060,000	(E)	2/12/13	4.355%	6 month EUR-EURIBOR-Reuters	(488,198)

EUR	13,390,000	(E)	2/12/18	4.54%	6 month EUR-EURIBOR-Reuters	(273,089)

EUR	6,700,000	(E)	2/11/38	6 month EUR-EURIBOR-
				Reuters	4.70%	15,847

EUR	24,060,000	(E)	2/11/13	4.38%	6 month EUR-EURIBOR-Reuters	(527,927)

EUR	56,500,000	(E)	2/11/10	6 month EUR-EURIBOR-
				Reuters	4.37%	676,598

Total						$ 3,470,005

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$11,830,000	(F)	5/2/08	10 bp plus	The spread	$ (928,560)
			change in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

21,540,000	(F)	3/3/08	(Banc	The spread	1,062,073
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor
minus 250 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A. continued

	$44,000,000	(F)	5/2/08	Banc of America	The spread	$(2,620,772)
				Securities AAA	return of Banc
				10 yr Index	of America
				multiplied by	Securities- CMBS
				the modified	AAA 10 year Index
duration factor

Citibank, N.A.
	11,110,000	(F)	5/2/08	12.5 bp plus	The spread	(869,450)
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

Credit Suisse International
GBP	2,910,000		4/3/36	4,409,746 GBP at	GBP Non-revised	(746,811)
				maturity	Retail Price
Index

Deutsche Bank AG
	$13,216,000		2/1/08	(75 bp minus	The spread	961,808
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	34,000		2/1/08	50 bp plus	The spread	(2,301)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	13,216,000		2/1/08	30 bp plus	The spread	(897,752)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

Goldman Sachs International
GBP	2,794,000		1/24/38	3.6665%	GBP Non-revised	(3,110)
UK Retail Price
Index excluding
tobacco

GBP	3,723,000		1/24/18	(3.26%)	GBP Non-revised	(8,522)
UK Retail Price
Index excluding
tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

GBP	3,723,000		1/7/18	(3.11%)	GBP Non-revised	$ 87,141
					UK Retail Price
					Index excluding
					tobacco

GBP	2,794,000		1/7/38	3.485%	GBP Non-revised	(3,553)
					UK Retail Price
					Index excluding
					tobacco

	$5,630,000	(F)	5/1/08	10 bp plus change	The spread	(251,796)
				in spread of	return of Banc
				Banc of America	of America
				Securities AAA	Securities- CMBS
				10 yr Index	AAA 10 year Index
				multiplied by
				the modified
				duration factor

EUR	17,720,000		12/14/12	2.3775%	Eurostat	24,558
					Eurozone HICP
					excluding tobacco

	$2,644,000	(F)	9/15/11	678 bp (1 month	Ford Credit Auto	29,118
				USD-LIBOR-BBA)	Owner Trust
					Series 2005-B
					Class D

EUR	17,720,000		11/23/12	2.365%	Eurostat	(12,105)
					Eurozone HICP
					excluding tobacco

GBP	8,860,000		10/16/12	3.09%	GBP Non-revised	55,126
					UK Retail Price
					Index excluding
					tobacco

GBP	8,860,000		9/20/12	3.170%	GBP Non-revised	75,201
					UK Retail Price
					Index excluding
					tobacco

GBP	8,860,000		9/13/12	3.110%	GBP Non-revised	27,527
					UK Retail Price
					Index excluding
					tobacco

$77,700,000			2/1/08	125 bp plus	The spread	(5,660,204)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
				Securities Index

JPMorgan Chase Bank, N.A.
	14,218,000	(F)	4/30/08	110 bp plus Banc	The spread	(639,483)
				of America	return of Banc
				Securities AAA	of America
				10 yr Index	Securities- CMBS
				multiplied by	AAA 10 year Index
				the modified
				duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$41,500,000	(F)	4/30/08	Change in spread	The spread	$ (2,388,615)
			of Banc	return of Banc
			of America	of America
			Securities AAA	Securities- CMBS
			10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 47.5 bp

10,228,000	(F)	3/1/08	(Beginning	The spread	830,698
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 115 bp)

3,862,000	(F)	2/1/08	(Beginning	The spread	278,327
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 50 bp)

3,862,000	(F)	2/1/08	25 bp plus	The spread	(267,266)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

15,225,000	(F)	8/1/08	Change in spread	The spread	(1,446,954)
			of Lehman	return of Lehman
			Brothers AAA	Brothers AAA
			8.5+ Commercial	8.5+ CMBS Index
			Mortgage Backed	adjusted by
			Securities Index	modified
			minus 17.5 bp	duration factor

Lehman Brothers Special Financing, Inc.
21,012,000		6/2/08	(Beginning	The spread	1,574,009
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 175 bp)

30,125,000		6/1/08	(Beginning	The spread	2,171,446
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 500 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

	$36,380,000	(F)	6/2/08	(Beginning	The spread	$ 2,145,147
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 300 bp)

	17,700,000		5/1/08	195 bp plus	The spread	(1,187,130)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	7,280,000		6/1/08	(20 bp plus	The spread	413,307
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	14,520,000		5/1/08	(Beginning	The spread	981,025
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 175 bp)

	65,470,000		5/1/08	(Beginning	The spread	4,302,538
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 218.75 bp)

EUR	17,720,000		11/12/12	(2,187,147 EUR	Eurostat	(36,904)
				at maturity)	Eurozone HICP
excluding tobacco

EUR	17,720,000		11/9/12	(2,211,471 EUR	Eurostat	(13,180)
				at maturity)	Eurozone HICP
excluding tobacco

	$168,950,000		5/1/08	15 bp plus	The spread	(14,410,421)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$16,009,000	5/1/08	50 bp plus	The spread	$(1,504,252)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

7,621,000	4/1/08	Beginning	The spread	(738,851)
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 10 bp

8,745,000	3/1/08	(2.5 bp plus	The spread	762,659
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index)

33,927,000	3/1/08	Beginning	The spread	(2,771,724)
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 70 bp

7,672,000	3/1/08	(Beginning	The spread	639,730
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 120 bp)

15,102,000	2/1/08	(Beginning	The spread	1,084,843
		of period nominal	return of Lehman
		spread of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
minus 45 bp)

15,102,000	2/1/08	30 bp plus	The spread	(1,041,511)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$13,212,000			2/1/08	Beginning	The spread	$ (944,316)
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 50 bp

26,289,000			2/1/08	57.5 bp plus	The spread	(1,958,520)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

GBP	2,685,000		3/15/36	4,063,876 GBP	GBP Non-revised	(664,087)
				at maturity	Retail Price
Index

$62,776,000			2/1/08	Beginning	The spread	(4,688,670)
				of period nominal	return of Lehman
				spread of Lehman	Brothers Aaa
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 50 bp

Morgan Stanley Capital Services, Inc.
EUR	17,720,000		12/20/12	2.395%	Eurostat	(66,304)
Eurozone HICP
excluding tobacco

$10,780,000		(F)	4/30/08	120 bp plus Banc	The spread	(480,324)
				of America	return of Banc
				Securities AAA	of America
				10 yr Index	Securities- CMBS
				multiplied by	AAA 10 year Index
the modified
duration factor

5,911,000		(F)	5/2/08	10 bp plus Banc	The spread	(336,413)
				of America	return of Banc
				Securities AAA	of America
				10 yr Index	Securities- CMBS
				multiplied by	AAA 10 year Index
the modified
duration factor

40,190,000		(F)	4/30/08	Change in spread	The spread	(2,454,685)
				of Banc	return of Banc
				of America	of America
				Securities AAA	Securities- CMBS
				10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 15 bp

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc. continued

$210,950,000		1/31/08	(Beginning	The spread	$14,916,022
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 25 bp)

11,294,500	(F)	1/31/08	Change in spread	The spread	(670,374)
			of Banc	return of Banc
			of America	of America
			Securities AAA	Securities- CMBS
			10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 80 bp

3,500,000		2/1/08	100 bp plus	The spread	(258,973)
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

11,294,500		1/31/08	Change in spread	The spread	(846,797)
			of Lehman	return of Lehman
			Brothers AAA	Brothers AAA
			8.5+ Commercial	8.5+ CMBS Index
			Mortgage Backed	adjusted by
			Securities Index	modified
			minus 70 bp	duration factor

81,843,000		1/31/08	40 bp plus	The spread	(6,402,291)
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Total					($25,800,678)

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$ —	$ 245,000		12/20/08	550 bp	$ (8,239)

DJ ABX NA CMBX BBB Index	267	389,000		10/12/52	(134 bp)	121,539

DJ CDX NA HY Series 9
Index	20,048	10,692,000		12/20/12	(375 bp)	878,303

Financial Security
Assurance Inc.	—	1,075,000	(F)	12/20/12	95 bp	(42,139)

Ford Motor Co., 7.45%,
7/16/31	—	935,000		3/20/12	(525 bp)	81,653

Ford Motor Credit Co.,
7%, 10/1/13	—	2,805,000		3/20/12	285 bp	(366,744)

Idearc, Inc, T/L B	—	1,150,000		6/20/12	(152 bp)	61,898

Kinder Morgan, Inc.,
6 1/2%, 9/1/12	—	3,850,000		6/20/12	(89 bp)	209,890

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	460,000		6/20/11	(101 bp)	2,307

Nalco, Co.
7.75%,11/15/11	—	175,000		9/20/12	350 bp	(4,221)

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	—	140,000		6/20/12	230 bp	(25,875)

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	2,262	467,070		10/12/52	(134 bp)	157,693

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	245,000		12/20/08	825 bp	(1,026)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	245,000		12/20/08	725 bp	(4,182)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	245,000		12/20/08	800 bp	(2,444)

Advanced Micro Devices
Inc., 7.75%, 11/1/12	—	4,125,000		3/20/09	575 bp	(23,999)

DJ ABX HE A Index	478,185	673,500		1/25/38	369 bp	(4,647)

DJ ABX HE AAA Index	1,485,000	5,500,000		1/25/38	76 bp	(132,000)

DJ ABX HE AAA Index	117,189	404,100		1/25/38	76 bp	(1,616)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	430,000		9/20/12	495 bp	(70,528)

Rhodia SA, 7.326%,
10/15/13	—	985,000		3/20/13	(245 bp)	34,514

Rhodia SA, 7.326%,
10/15/13	—	590,000		3/20/13	(240 bp)	22,545

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—	105,000		3/20/09	275 bp	107

Sara Lee Corp., 6 1/8%,
11/1/32	—	580,000		9/20/11	(43 bp)	2,514

Wind Acquisition
9 3/4%, 12/1/15	—	471,000		3/20/13	(495 bp)	8,000

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Credit Suisse First Boston International
Ukraine Government,
7.65%, 6/11/13	$ —	$2,175,000		10/20/11	194 bp	$ (15,265)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	420,000		6/20/09	165 bp	(29,333)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	295,000		6/20/17	297 bp	(33,982)

Freeport-McMoRan Copper
& Gold, Inc.	—	1,180,200		3/20/12	(82 bp)	(10,727)

Freeport-McMoRan Copper
& Gold, Inc.	—	1,180,000		3/20/12	41 bp	(8,072)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—	320,000		3/20/09	600 bp	—

Hertz Corp., 8 7/8%,
1/1/14	—	1,075,000		3/20/14	(465 bp)	17,161

Neiman Marcus Group,
Inc., 9%, 10/15/15	—	700,000	(F)	3/20/12	(64 bp)	50,754

Republic of Peru,
8 3/4%, 11/21/33	—	1,205,000		4/20/17	125 bp	(43,020)

Deutsche Bank AG
DJ ABX HE A Index	3,630,000	5,500,000		1/25/38	369 bp	(319,503)

DJ ABX NA CMBX AAA Index	129,970	2,280,000		2/17/51	35 bp	(13,992)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	5,650,000	(F)	12/20/12	61.56 bp	(142,655)

Ford Motor Credit Co.
LLC., 7.25%, 10/25/11	—	3,015,000		9/20/10	(587 bp)	68,265

India Government Bond,
5.87%, 1/2/10	—	11,165,000	(F)	1/11/10	170 bp	(120)

Korea Monetary STAB
Bond, 5.04%, 1/24/09	—	2,150,000	(F)	2/2/09	130 bp	7,044

Korea Monetary STAB
Bond, 5.45%, 1/23/10	—	1,670,000	(F)	2/1/10	110 bp	3,161

Nalco, Co. 7.75%,
11/15/11	—	160,000		12/20/12	363 bp	(3,567)

Republic of Argentina,
8.28%, 12/31/33	—	1,375,000		8/20/12	(380 bp)	19,143

Republic of Indonesia,
6.75%, 2014	—	1,125,000		9/20/16	292 bp	33,503

Republic of Peru,
8 3/4%, 11/21/33	—	1,205,000		4/20/17	126 bp	(40,188)

Republic of Turkey,
11 7/8%, 1/15/30	—	1,810,000		6/20/14	195 bp	(29,595)

Republic of Venezuela,
9 1/4%, 9/15/27	—	1,175,000		6/20/14	220 bp	(151,082)

Russian Federation,
7 1/2%, 3/31/30	—	2,210,000		6/20/17	61 bp	(122,724)

Russian Federation,
7.5%, 3/31/30	—	1,500,000		8/20/17	86 bp	(51,878)

United Mexican States,
7.5%, 4/8/33	—	1,080,000		4/20/17	66 bp	(50,253)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Deutsche Bank AG continued
United Mexican States,
7.5%, 4/8/33	$ —	$2,945,000		3/20/14	56 bp	$ (91,826)

Republic of Brazil, 12 1/4%,
3/6/30	—	1,500,000		10/20/17	105 bp	(70,954)

Rhodia SA, 7.326%, 10/15/13	—	970,000		3/20/13	(235 bp)	40,237

Goldman Sachs International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	710,000		3/20/09	515 bp	(3,802)

Any one of the
underlying securities
in the basket of BB
CMBS securities	—	7,487,000	(a)		2.461%	(518,774)

DJ ABX HE A Index	972,989	1,452,000		1/25/38	369 bp	(66,925)

DJ ABX HE AAA Index	341,251	1,452,000		1/25/38	76 bp	(94,165)

DJ CDX NA CMBX AAA Index	109,727	3,000,000		3/15/49	7 bp	(93,807)

DJ CDX NA HY Series 9
Index	2,107,394	43,790,000		12/20/12	375 bp	(1,471,526)

DJ CDX NA HY Series 9
Index	863,200	21,580,000		12/20/12	375 bp	(869,045)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	5,580,000		12/20/10	108.65 bp	(244,863)

DJ CDX NA IG Series 8
Index	220,877	14,690,000		6/20/12	35 bp	(264,509)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	47,479,000		6/20/12	(2.75 bp)	417,179

General Motors Corp.,
7 1/8%, 7/15/13	—	2,720,000		9/20/08	620 bp	50,335

General Motors Corp.,
7 1/8%, 7/15/13	—	580,000		9/20/08	620 bp	10,733

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	2,375,000		9/20/17	(67.8 bp)	101,009

Merrill Lynch & Co.,
5%, 1/15/15	—	2,375,000		9/20/17	(59.8 bp)	94,236

Wind Acquisition
9 3/4%, 12/1/15	—	1,070,000		12/20/10	(340 bp)	45,103

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche	—	5,722,000		12/20/10	105.5 bp	(256,230)

DJ CDX NA IG Series 9
Index	—	18,460,000	(F)	12/20/12	(13.55 bp)	118,276

DJ CDX NA IG Series 9
Index	(46,279)	2,280,000		12/20/17	(80 bp)	277

DJ CDX NA IG Series 9
Index 30-100% tranche	—	16,780,000	(F)	12/20/12	(5.8 bp)	158,013

Freeport-McMoRan Copper
& Gold, Inc.	—	2,360,300		3/20/12	(85 bp)	(24,206)

Idearc, Inc T/L B L	—	1,150,000		6/20/12	79 bp	(90,006)

Republic of Argentina,
8.28%, 12/31/33	—	1,385,000		6/20/14	235 bp	(189,389)

Republic of Indonesia,
6.75%, 3/10/14	—	1,870,000		6/20/17	171.5 bp	(99,580)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
Republic of Turkey,
11 7/8%, 1/15/30	$ —	$1,945,000		5/20/17	230 bp	$ (41,363)

Republic of Turkey,
11 7/8%, 1/15/30	—	1,435,000		5/20/17	244 bp	(16,018)

Russian Federation,
7 1/2%, 3/31/30	—	1,580,000		5/20/17	60 bp	(87,332)

Russian Federation,
7.5%, 3/31/30	—	1,500,000		8/20/17	85 bp	(53,077)

Russian Federation,
7.5%, 3/31/30	—	2,250,000		8/20/12	65 bp	(38,525)

Lehman Brothers Special Financing, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	1,420,000		3/20/09	525 bp	(13,739)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	2,375,000		9/20/17	(77 bp)	222,372

Community Health
Systems, 8 7/8%, 7/15/15	—	380,000		12/20/12	360 bp	(12,741)

DJ ABX HE A Index	1,011,225	1,455,000		1/25/38	369 bp	(30,940)

DJ ABX HE A Index	972,989	1,452,000		1/25/38	369 bp	(66,925)

DJ ABX HE AAA Index	78,126	269,400		1/25/38	76 bp	(695)

DJ ABX HE AAA Index	407,400	1,455,000		1/25/38	76 bp	(18,188)

DJ ABX HE AAA Index	341,251	1,452,000		1/25/38	76 bp	(83,262)

DJ CDX NA CMBX AA Index	(2,155)	68,000	(F)	3/15/49	(15 bp)	11,391

DJ CDX NA HY Series 8
Index 35-60% tranche	—	9,049,000		6/20/12	104 bp	(622,236)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	86,378,000		6/20/12	95 bp	(6,265,292)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	32,440,000		12/20/10	212 bp	(500,765)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	32,440,000		12/20/10	203 bp	(577,027)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	53,900,000		12/20/10	171 bp	(1,403,960)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	22,600,000		12/20/10	90 bp	(1,112,259)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	22,600,000		12/20/10	104.5 bp	(1,018,623)

DJ CDX NA HY Series 9
Index, 25-35% tranche	—	20,510,000		12/20/10	163 bp	(575,539)

DJ CDX NA IG Series 8
Index	17,878	1,144,000		6/20/12	35 bp	(19,922)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	17,768,850		6/20/12	(3.125 bp)	159,205

DJ CDX NA IG Series 8
Index 30-100% tranche	—	86,339,150		6/20/12	(8 bp)	587,145

DJ CDX NA IG Series 9
Index	(204,744)	5,902,500		12/20/17	(80 bp)	(83,565)

DJ CDX NA IG Series 9
Index	(267,339)	11,805,000		12/20/17	(80 bp)	(26,294)

DJ CDX NA IG Series 9
Index	(40,724)	8,230,000		12/20/12	(60 bp)	(202,553)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA IG Series 9
Index	$ 258,408	$52,546,000		12/20/12	(60 bp)	$ 1,291,637

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	5,650,000	(F)	12/20/12	59.3 bp	(146,130)

Domtar Corp., 7 1/8%,
8/15/15	—	280,000		12/20/11	(250 bp)	5,842

Fed Republic of Brazil,
12.25%, 3/6/30	—	230,000		8/20/12	113 bp	(248)

Fed Republic of Brazil,
12.25%, 3/6/30	—	230,000		8/20/12	120 bp	464

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	1,143,000		6/20/10	(228 bp)	193,460

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	1,143,000		6/20/12	355 bp	(232,577)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	1,720,000		9/20/12	45.5 bp	(28,064)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	2,375,000		9/20/17	(58 bp)	30,298

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—	225,000		3/20/09	610 bp	727

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	2,375,000		9/20/12	48 bp	(71,337)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	2,375,000		9/20/17	(60.5 bp)	64,475

Republic of Argentina,
8.28%, 12/31/33	—	1,960,000		5/20/17	296 bp	(309,924)

Republic of Argentina,
8.28%, 12/31/33	—	685,000		9/20/12	(469 bp)	(12,637)

Republic of Ecuador,
10%, 8/15/30	—	1,110,000		5/20/12	540 bp	13,886

Republic of Ecuador,
10%, 8/15/30	—	1,120,000		6/20/12	600 bp	30,908

Republic of Ecuador,
10%, 8/15/30	—	665,000		5/20/12	540 bp	8,319

Republic of Peru,
8 3/4%, 11/21/33	—	2,330,000		10/20/16	215 bp	76,813

Republic of Turkey,
11 7/8%, 1/15/30	—	2,780,000		5/20/17	228 bp	(63,152)

Republic of Venezuela,
9 1/4%, 9/15/27	—	2,340,000		5/20/08	(130 bp)	3,137

Republic of Venezuela,
9 1/4%, 9/15/27	—	2,340,000		5/20/12	183 bp	(222,453)

Transocean, Inc.,
7 3/8%, 4/15/18	—	435,000		3/20/18	(78.5 bp)	5,857

United Mexican States,
7.5%, 4/8/33	—	1,310,000		4/20/17	67 bp	(60,600)

Wind Acquisition
9 3/4%, 12/1/15	—	470,000		12/20/10	(357 bp)	9,312

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	$ —	$2,105,000	6/20/12	(150 bp)	$ 22,215

D.R. Horton Inc.,
7 7/8%, 8/15/11	—	1,435,000	9/20/11	(426 bp)	(23,484)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,895,000	9/20/08	500 bp	18,007

Pulte Homes Inc.,
5.25%, 1/15/14	—	1,344,000	9/20/11	(482 bp)	(49,534)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	295,000	6/20/17	295 bp	(34,313)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	1,100,000	6/20/09	190 bp	(68,927)

Aramark Services, Inc.,
8.5%, 2/1/15	—	250,000	12/20/12	355 bp	(12,800)

Bombardier, Inc,
6 3/4%, 5/1/12	—	1,050,000	6/20/12	(114 bp)	28,783

DJ ABX NA CMBX AAA Index	610,461	7,746,000	12/13/49	8 bp	—

DJ ABX NA CMBX AAA Index	629,723	11,805,000	2/17/51	35 bp	(115,661)

DJ ABX NA CMBX AAA Index	551,349	7,746,000	3/15/49	7 bp	—

DJ ABX NA CMBX BBB Index	92	127,231	10/12/52	(134 bp)	39,757

DJ ABX NA CMBX
AAA Index	668,693	11,805,000	2/17/51	35 bp	(72,445)

DJ ABX NACM BX
AAA Index	440,581	5,902,500	2/17/51	35 bp	67,602

DJ CDX NA CMBX AAAA
Index	1,718,322	65,470,000	2/17/51	35 bp	(2,420,000)

DJ CDX NA HY Series 7
Index	122,218	2,573,000	12/20/09	(325 bp)	171,768

DJ CDX NA HY Series 9
Index	1,294,800	32,370,000	12/20/12	375 bp	(1,303,567)

DJ CDX NA IG Series 7
Index 10-15% tranche	102,920	2,573,000	12/20/09	0 bp	(346,069)

DJ CDX NA IG Series 8
Index	42,285	3,517,000	6/20/12	35 bp	(73,923)

DJ CDX NA IG Series 9
Index	(221,866)	11,805,000	12/20/17	(80 bp)	19,179

Dominican Republic,
8 5/8%, 4/20/27	—	2,340,000	11/20/11	(170 bp)	63,608

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	295,000	6/20/12	225 bp	(18,442)

Freeport-McMoRan Copper
& Gold, Inc.	—	1,180,200	3/20/12	(83 bp)	(11,178)

Freeport-McMoRan Copper
& Gold, Inc.	—	3,540,700	3/20/12	44 bp	(20,092)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
Nalco, Co. 7.75%,
11/15/11	$ —	$ 200,000	3/20/13	460 bp	$ 1,357

Nalco, Co. 7.75%,
11/15/11	—	175,000	9/20/12	330 bp	(5,612)

Republic of Venezuela,
9 1/4%, 9/15/27	—	1,570,000	10/12/12	339 bp	(60,171)

Total					$(18,894,487)

   * Payments related to the reference debt are made upon a credit default event.

 ** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $6,052,957 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,635,586,003)	$1,687,835,940
Affiliated issuers (identified cost $14,454,239) (Note 5)	14,454,239

Cash	537,639

Foreign currency (cost $6,724,150) (Note 1)	6,731,656

Interest and other receivables	14,011,494

Receivable for securities sold	15,497,863

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	283,031,264

Receivable from Manager (Note 2)	270,089

Unrealized appreciation on swap contracts (Note 1)	160,341,324

Receivable for variation margin (Note 1)	677,428

Receivable for open forward currency contracts (Note 1)	3,539,864

Receivable for closed forward currency contracts (Note 1)	1,303,957

Receivable for open swap contracts (Note 1)	1,913,094

Receivable for closed swap contracts (Note 1)	61,161

Premiums paid on credit default contracts (Note 1)	783,107

Total assets	2,190,990,119

LIABILITIES

Distributions payable to shareholders	5,087,940

Payable for securities purchased	12,419,026

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	546,988,489

Payable for shares of the fund repurchased	508,941

Payable for compensation of Manager (Notes 2 and 5)	1,866,303

Payable for investor servicing (Note 2)	46,026

Payable for Trustee compensation and expenses (Note 2)	190,538

Payable for administrative services (Note 2)	2,131

Payable for open forward currency contracts (Note 1)	5,307,638

Payable for closed forward currency contracts (Note 1)	3,191,031

Payable for closed swap contracts (Note 1)	374,590

Written options outstanding, at value (premiums received $18,091,687) (Notes 1 and 3)	27,248,212

Unrealized depreciation on swap contracts (Note 1)	201,566,484

Premiums received on credit default contracts (Note 1)	19,747,080

TBA sales commitments, at value (proceeds receivable $282,571,250) (Note 1)	283,176,241

Collateral on securities loaned, at value (Note 1)	6,204,430

Other accrued expenses	200,963

Total liabilities	1,114,126,063

Net assets	$1,076,864,056

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,348,157,198

Undistributed net investment income (Note 1)	16,377,496

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(275,492,012)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(12,178,626)

Total — Representing net assets applicable to capital shares outstanding	$1,076,864,056

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($1,076,864,056 divided by 153,865,024 shares)	$7.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $705,424
from investments in affiliated issuers) (Note 5)	$ 36,344,571

Dividends	7,541

Securities lending	13,324

Total investment income	36,365,436

EXPENSES

Compensation of Manager (Note 2)	3,892,106

Investor servicing fees (Note 2)	277,217

Custodian fees (Note 2)	53,745

Trustee compensation and expenses (Note 2)	24,997

Administrative services (Note 2)	12,518

Other	432,601

Fees waived by Manager (Note 5)	(13,018)

Total expenses	4,680,166

Expense reduction (Note 2)	(319,723)

Net expenses	4,360,443

Net investment income	32,004,993

Net realized gain on investments (Notes 1 and 3)	28,814,279

Net increase from payments by affiliates (Note 2)	332,689

Net realized loss on swap contracts (Note 1)	(6,249,551)

Net realized loss on futures contracts (Note 1)	(22,875,543)

Net realized loss on foreign currency transactions (Note 1)	(15,088,023)

Net realized loss on written options (Notes 1 and 3)	(876,530)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	152,352

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(8,345,163)

Net loss on investments	(24,135,490)

Net increase in net assets resulting from operations	$ 7,869,503

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/08*	7/31/07

Operations:
Net investment income	$ 32,004,993	$ 64,744,213

Net realized gain (loss) on investments
and foreign currency transactions	(15,942,679)	7,070,341

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(8,192,811)	(1,307,022)

Net increase in net assets resulting from operations	7,869,503	70,507,532

Distributions to shareholders (Note 1)

From ordinary income

From net investment income	(28,683,283)	(64,419,694)

Decrease from shares repurchased (Note 4)	(44,319,605)	(174,168,870)

Total decrease in net assets	(65,133,385)	(168,081,032)

NET ASSETS

Beginning of period	1,141,997,441	1,310,078,473

End of period (including undistributed net investment
income of $16,377,496 and $13,055,786, respectively)	$1,076,864,056	$1,141,997,441

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	160,911,717	186,509,884

Shares repurchased (Note 4)	(7,046,693)	(25,590,459)

Retirement of shares held by the fund	—	(7,708)

Shares outstanding at end of period	153,865,024	160,911,717

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/08	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03

Net asset value,
beginning of period	$7.10	$7.02	$7.16	$7.03	$6.75	$6.22

Investment operations:
Net investment income (a)	.20(d)	.36(d)	.34(d)	.36(d)	.44(d)	.51

Net realized and unrealized
gain (loss) on investments	(.16)	.03	(.16)	.28	.31	.54

Total from
investment operations	.04	.39	.18	.64	.75	1.05

Less distributions:
From net investment income	(.18)	(.36)	(.36)	(.51)	(.47)	(.52)

Total distributions	(.18)	(.36)	(.36)	(.51)	(.47)	(.52)

Increase from
shares repurchased	.04	.05	.04	—	—	—

Net asset value,
end of period	$7.00	$7.10	$7.02	$7.16	$7.03	$6.75

Market price,
end of period	$6.31	$6.21	$6.02	$6.31	$6.29	$6.31

Total return at
market price (%)(b)	4.60*	9.06	1.14	8.35	7.18	13.41

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$1,076,864	$1,141,997	$1,310,078	$1,396,980	$992,676	$952,730

Ratio of expenses to
average net assets (%)(c)	.42*(d)	.82(d)	.81(d)	.84(d)	.83(d)	.85

Ratio of net investment income
to average net assets (%)	2.86*(d)	5.02(d)	4.86(d)	4.99(d)	6.19(d)	7.91

Portfolio turnover (%)	52.58*(e)	83.71(e)	104.97(e)	139.74(e)	78.43	96.21(f )

  * Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2008, July 31, 2007, July 31, 2006, July 31, 2005, and July 31, 2004 reflect a reduction of less than 0.01%, 0.01%, 0.01%, 0.02% and less than 0.01% of average net assets, respectively (Note 5).

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2008, the value of securities loaned amounted to $6,052,957. The fund received cash collateral of $6,204,430 which is pooled with collateral of other Putnam funds into 51 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $251,160,007 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$60,809,014	July 31, 2008

59,441,379	July 31, 2009

44,917,486	July 31, 2010

80,119,935	July 31, 2011

5,872,193	July 31, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2008 $8,236,195 of losses recognized during the period November 1, 2006 to July 31, 2007.

The aggregate identified cost on a tax basis is $1,654,072,264, resulting in gross unrealized appreciation and depreciation of $97,307,679 and $49,089,764, respectively, or net unrealized appreciation of $48,217,915.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities attributable to leverage for investments purposes) of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities attributable to leverage for investments purposes) of the portion of the fund managed by PIL.

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $332,689 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.01% impact on total return during the period.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended January 31, 2008, the fund incurred $284,576 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended January 31, 2008, the fund’s expenses were reduced by $319,723 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $488, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $560,759,249 and $499,106,052, respectively. Purchases and sales of U.S. government securities aggregated $— and $66,849,692, respectively.

Written option transactions during the period ended January 31, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options
outstanding
at beginning
of period	EUR	10,720,000	$ 436,472
		$ 266,210,000	8,180,564

Options opened		—	—

Options exercised		$ 917,576,000	16,539,061

Options expired		—	—

Options closed		—	—
		$(402,244,000)	(7,064,410)

Written options
outstanding
at end of period	EUR	10,720,000	436,472
		$ 781,542,000	$17,655,215

Note 4: Shares repurchased

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended January 31, 2008, the fund repurchased 7,046,693 common shares for an aggregate purchase price of $44,319,605, which reflects a weighted-average discount from net asset value per share of 12%.

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2008, management fees paid were reduced by $13,018 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $705,424 for the period ended January 31, 2008. During the period ended January 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $177,446,597 and $223,314,767, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of January 31, 2008, the fund had unfunded loan commitments of $728,534, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Community Health Systems, Inc.	$59,836

Golden Nugget, Inc.	114,545

Hub International, LTD.	13,980

IASIS Healthcare, LLC/IASIS Capital Corp.	34,102

MEG Energy Corp.	151,071

NRG Energy, Inc.	355,000

Total	$728,534

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In September 2007, Putnam Management consented to an order issue by the SEC and agreed to pay a monetary penalty to the SEC relating to the omission of required information from notices sent with distributions to shareholders of your fund prior to June 2002.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (unaudited)

The annual meeting of shareholders of the fund was held on January 31, 2008.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	131,134,779	12,090,174

Charles B. Curtis	131,126,775	12,098,178

Robert J. Darretta	131,050,647	12,174,306

Myra R. Drucker	131,117,663	12,107,290

Charles E. Haldeman, Jr.	131,174,037	12,050,916

John A. Hill	131,121,154	12,103,799

Paul L. Joskow	131,131,924	12,093,029

Elizabeth T. Kennan	131,071,563	12,153,390

Kenneth R. Leibler	131,103,916	12,121,037

Robert E. Patterson	131,193,551	12,031,402

George Putnam, III	131,129,232	12,095,721

W. Thomas Stephens	131,138,830	12,086,123

Richard B. Worley	131,131,736	12,093,217

All tabulations are rounded to nearest whole number.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Francis J. McNamara, III
Putnam Investments Limited	Officers	Vice President and
57-59 St James’s Street	Charles E. Haldeman, Jr.	Chief Legal Officer
London, England SW1A 1LD	President
Robert R. Leveille
Marketing Services	Charles E. Porter	Vice President and
Putnam Retail Management	Executive Vice President,	Chief Compliance Officer
One Post Office Square	Principal Executive Officer,
Boston, MA 02109	Associate Treasurer and	Mark C. Trenchard
	Compliance Liaison	Vice President and
Custodian		BSA Compliance Officer
State Street Bank and	Jonathan S. Horwitz
Trust Company	Senior Vice President	Judith Cohen
	and Treasurer	Vice President, Clerk and
Legal Counsel		Assistant Treasurer
Ropes & Gray LLP	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Trustees	Principal Financial Officer	Vice President, Senior Associate
John A. Hill, Chairman		Treasurer and Assistant Clerk
Jameson Adkins Baxter,	Janet C. Smith
Vice Chairman	Vice President, Principal	Nancy E. Florek
Charles B. Curtis	Accounting Officer and	Vice President, Assistant Clerk,
Robert J. Darretta	Assistant Treasurer	Assistant Treasurer and
Myra R. Drucker		Proxy Manager
Charles E. Haldeman, Jr.	Susan G. Malloy
Paul L. Joskow	Vice President and
Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA708 249764 3/08

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund. The names of all team members can be found at www.putnam.com.

During the period, Michael Atkin was named a Portfolio Member following the departure of Portfolio Member Jeffrey Kaufman.

Portfolio Members

Michael Atkin	2007	Putnam	Director of Sovereign Research
Management
1997-Present

Other accounts managed by the fund’s portfolio managers. The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that were managed as of the end of the fund’s fiscal period by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the period. The other accounts may include accounts for which the individual was not designated as a portfolio leader or portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
Portfolio			Other accounts that pool		account programs and single-
Leader or	Other SEC-registered open-		assets from more than one		sponsor defined contribution
Member	end and closed-end funds		client		plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Michael Atkin	5	$3,656,000,000	3	$442,300,000	3	$884,700,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Fund ownership. The following table shows the dollar ranges of shares of the fund owned as of September 30, 2005 and September 30, 2006 by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the fund’s fiscal period, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/07.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 -
August 31,
2007	2,274,845	$6.29	2,274,845	883,681
September 1 -
September 30,
2007	883,681	$6.39	883,681	-
October 1 -
October 5,
2007	-	-	-	-
October 6 -
October 31,
2007	1,098,795	$6.35	1,098,795	14,676,524
November 1 -
November 30,
2007	1,300,734	$6.17	1,300,734	13,375,790
December 1 -
December 31,
2007	1,013,566	$6.27	1,013,566	12,362,224
January 1 -
January 31,
2008	475,072	$6.36	475,072	11,887,152

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 9,757,815 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 19,515,630 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 15,775,319 shares through October 7, 2008.

**Information prior to October 6, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 6, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2008
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2008